Registration Nos. 002-28097 and 811-01582

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 81	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 67	☒

(Check appropriate box or boxes)

THE ENTERPRISE GROUP OF FUNDS, INC.

(Exact name of registrant as specified in charter)

Suite 450

3343 Peachtree Road

Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant's Telephone Number, including area code: (404) 261-1116

Patricia Louie, Esq.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K. Street

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on March 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE ENTERPRISE GROUP OF FUNDS, INC.

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A - Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

PROSPECTUS MARCH 1, 2007

THE ENTERPRISE GROUP OF FUNDS, INC.

CLASS A, B, C AND Y SHARES

AXA Enterprise Growth Fund

AXA Enterprise Mergers and Acquisitions Fund

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

Enterprise Fund Distributors, Inc.

An AXA Financial Company

INTRODUCTION

The Enterprise Group of Funds, Inc. (“the Corporation”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A, Class B, Class C and Class Y shares of the AXA Enterprise Funds listed on the front page of this prospectus. The AXA Enterprise Growth Fund is a diversified fund; the AXA Enterprise Mergers and Acquisitions Fund is a non-diversified fund. Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. There is no assurance that a fund will achieve its investment objective. The investment objectives and policies of a fund are not fundamental policies and may be changed without a shareholder vote, except as otherwise noted.

The investment manager to each fund is Enterprise Capital Management, Inc. (“ECM” or the “Manager”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers selected by ECM. Information regarding ECM and the sub-advisers is included under “Management Team” in this prospectus. ECM may allocate a fund’s assets to additional sub-advisers subject to approval of the Corporation’s board of directors. In addition, ECM monitors each sub-adviser and may, subject to the approval of the Corporation’s board of directors, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, ECM may not enter into a sub-advisory agreement with an “affiliated person” of ECM (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”) unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

The distributor for each fund is Enterprise Fund Distributors, Inc. (the “Distributor”).

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

Information regarding the proposed reorganization of

the AXA Enterprise Growth Fund

On December 29, 2006, the Board of Directors of the Corporation approved an Agreement and Plan of Reorganization (“Reorganization Agreement”), which provides for the reorganization of the AXA Enterprise Growth Fund (“Enterprise Fund”) into the Goldman Sachs Capital Growth Fund (“Goldman Sachs Fund”) (“Reorganization”). The Reorganization Agreement must be approved by the shareholders of the Enterprise Fund before the Reorganization can be effected.

The Enterprise Fund and the Goldman Sachs Fund have similar investment objectives, policies and risks. Enterprise Capital Management, Inc. serves as the investment manager for the Enterprise Fund while Goldman Sachs Asset Management L.P. serves as the investment adviser for the Goldman Sachs Fund and will continue to provide the day-to-day portfolio management for the Goldman Sachs Fund after the Reorganization.

A special shareholder meeting of the Enterprise Fund is scheduled to be held on or about May 9, 2007 to vote on the Reorganization Agreement. It is anticipated that, subject to shareholder approval, the effective date of the Reorganization will occur in the second quarter of 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in the Enterprise Fund (subject to the usual limitations described herein).

Table of

AXA ENTERPRISE GROWTH FUND

Manager:	ECM

Sub-adviser:	Montag & Caldwell, Inc.

Key Terms

•

Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — For purposes of this fund, companies with market capitalization in excess of $5 billion.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests primarily in equity securities of U.S. large capitalization companies. For purposes of this fund, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The fund may also invest in equity securities of small- and mid-capitalization companies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes will further the fund’s investment objective, such as preferred stocks, warrants and securities convertible into common stock. The sub-adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing. This means that the fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. This approach is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style more risk averse than a typical growth stock approach. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. The risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•

Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in

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smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies

•	Sub-adviser Selection Risk — The risk that the Manager’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since ECM may appoint, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different subadvisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is February 28, 1968. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter	Worst quarter
26.81% (4th Quarter, 1998)	–15.59% (1st Quarter, 2001)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns for an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	Past 1 Year	Past 5 Years	Past 10 Years*
Class A—Return Before Taxes	2.37%	–0.12%	5.27%
Class A—Return After Taxes on Distributions	2.37%	–0.12%	4.78%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	1.54%	–0.10%	4.47%
Class B—Return Before Taxes	1.92%	–0.10%	5.32%
Class B—Return After Taxes on Distributions	1.92%	–0.10%	4.82%
Class B—Return After Taxes on Distributions and Sale of Fund Shares	1.25%	–0.08%	4.52%
Class C—Return Before Taxes	5.89%	0.31%	4.59%
Class C—Return After Taxes on Distributions	5.89%	0.31%	4.09%
Class C—Return After Taxes on Distributions and Sale of Fund Shares	3.83%	0.26%	3.87%
Class Y—Return Before Taxes	7.98%	1.31%	6.30%
Class Y—Return After Taxes on Distributions	7.98%	1.31%	5.82%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	5.19%	1.12%	5.39%
Russell 1000 Growth Index**#	9.07%	2.69%	5.44%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The inception date for the Class A shares is February 28, 1968, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is August 8, 1996. The performance of the fund’s Class C shares for the 10-year period includes the performance of the fund’s Class A shares for periods prior to the inception date of those classes of shares, which for the Class C shares has been restated to reflect the fees and expenses associated with the fund’s Class C shares.
**	This unmanaged broad-based index of common stocks measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends and excludes management fees, expenses and taxes. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

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FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%
Account fee	*		*		*		*

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Investment advisory fees	0.73%	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.45%	1.00%	1.00%	None
Other expenses	0.45%	0.45%	0.45%	0.45%
Total annual fund operating expenses	1.63%	2.18%	2.18%	1.18%
Less expense reimbursement[7]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net annual fund operating expenses**	1.60%	2.15%	2.15%	1.15%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “Fund Services.”
[3]

If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

[4]

This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “Fund Services.”

[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Fund Services.”
[6]

If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

[7]

Pursuant to a contract, the Manager and AXA Equitable Life Insurance Company (“AXA Equitable”), the accounting and compliance agent to the funds, have agreed to make payments or waive their management, fund accounting and compliance and other fees to limit the expenses of the fund through February 28, 2008 (unless the board of directors consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which the fund invests and extraordinary expenses) do not exceed 1.60%, 2.15%, 2.15% and 1.15% for Class A, Class B, Class C and Class Y shares, respectively. The Manager and AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager and AXA Equitable may discontinue these arrangements at any time after February 28, 2008. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”

*	The fund will deduct a $35 annual fee from accounts with a balance of less than $1,500.
**	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2006 were 1.59%, 2.14%, 2.14% and 1.14%, respectively.

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FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$630	$718	$218	$318	$218	$117
3 years	$962	$1,079	$679	$679	$679	$372
5 years	$1,317	$1,367	$1,167	$1,167	$1,167	$646
10 years	$2,314	$2,372	$2,372	$2,511	$2,511	$1,429
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

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AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

Manager:	ECM

Sub-adviser:	GAMCO Asset Management Inc.

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the Mergers and Acquisitions sector.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the sub-adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the fund may purchase the selling company’s securities, offering the fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium or small market capitalizations. The fund generally invests in securities of U.S. companies, but also may invest 20% of its assets in foreign securities. The fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock. It is expected that the fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the fund will have a portfolio turnover rate of 150% or more.

In choosing investments, the sub-adviser searches for the best values on securities that meet the fund’s investment and return requirements, such as the potential for an event or catalyst to occur that enhances a company’s underlying value. The subadviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the sub-adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Derivatives Risk — The fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a

5

hedge against an offsetting position that the fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. The risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by the sub-adviser and its securities selections fail to produce the intended result.

•

Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to the fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which can create adverse tax results on shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•

Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies

•	Sub-adviser Selection Risk — The risk that the Manager’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

PERFORMANCE INFORMATION

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since ECM may appoint, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different subadvisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is February 28, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter	Worst quarter
7.30% (2nd Quarter 2003)	–4.92% (3rd Quarter 2002)

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Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Year	Since Inception*
Class A—Return Before Taxes	9.69%	6.39%	5.84%
Class A—Return After Taxes on Distributions	7.46%	5.28%	4.81%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	6.57%	4.88%	4.45%
Class B—Return Before Taxes	9.69%	6.54%	6.01%
Class B—Return After Taxes on Distributions	7.53%	5.47%	5.02%
Class B—Return After Taxes on Distributions and Sale of Fund Shares	6.60%	5.04%	4.63%
Class C—Return Before Taxes	13.58%	6.85%	6.14%
Class C—Return After Taxes on Distributions	11.43%	5.79%	5.16%
Class C—Return After Taxes on Distributions and Sale of Fund Shares	9.13%	5.32%	4.75%
Class Y—Return Before Taxes	15.74%	7.93%	7.21%
Class Y—Return After Taxes on Distributions	13.25%	6.75%	6.12%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	10.52%	6.19%	5.62%
S&P 500 Index**	15.80%	6.19%	4.10%
*	Inception date for Classes A, B, C and Y is February 28, 2001.
**	This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees, expenses and taxes. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

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FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price on redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		None
Account fee	*		*		*		*

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Investment advisory fees	0.88%	0.88%	0.88%	0.88%
Distribution and service (12b-1) fees	0.45%	1.00%	1.00%	None
Other expenses	0.33%	0.33%	0.33%	0.33%
Total annual fund operating expenses	1.66%	2.21%	2.21%	1.21%
Less expense reimbursement[7]	0.00%	0.00%	0.00%	0.00%
Net annual fund operating expenses**	1.66%	2.21%	2.21%	1.21%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “Fund Services.”
[3]

If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

[4]

This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “Fund Services.”

[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Fund Services.”
[6]

If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

[7]

Pursuant to a contract, the Manager and AXA Equitable have agreed to make payments or waive their management, fund accounting and compliance and other fees to limit the expenses of the fund through February 28, 2008 (unless the board of directors consents to an earlier revision or termination of this agreement (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which the fund invests and extraordinary expenses) do not exceed 1.90%, 2.45%, 2.45% and 1.45% for Class A, Class B, Class C and Class Y shares, respectively. The Manager and AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager and AXA Equitable may discontinue these arrangements at any time after February 28, 2008. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”

*	The fund will deduct a $35 annual fee from accounts with a balance of less than $1,500.
**	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2006 were 1.63%, 2.18%, 2.18% and 1.18%, respectively.

8

FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$636	$724	$224	$324	$224	$123
3 years	$974	$1,091	$691	$691	$691	$384
5 years	$1,334	$1,385	$1,185	$1,185	$1,185	$665
10 years	$2,347	$2,406	$2,406	$2,544	$2,544	$1,466
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

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MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that involve certain inherent risks. Each fund’s principal risks are described in its principal investment risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all funds.

Below Investment Grade Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay the principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and they tend to be more greatly affected by economic downturns than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Below investment grade bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment grade bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of below investment grade bonds may be more susceptible than other issuers to economic downturns. Below investment grade bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Each of the funds may invest in illiquid and restricted securities. Illiquid securities are securities that a fund cannot sell on an open market. This means that a fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Initial Public Offering (“IPO”) Risk.  A fund that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a fund may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A fund’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the fund will receive an allocation of shares. To the extent a fund invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Lending Risk.  If a fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gains, which can create adverse tax results on shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

Repurchase Agreements Risk.  A fund may enter into repurchase agreements under which a fund purchases a security that a seller has agreed to repurchase from the fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the fund might incur a loss. If the seller declares bankruptcy, a fund may not be able to sell the security at the desired time.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  The Mergers & Acquisitions Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the fund.

Unseasoned Companies Risk.  The funds may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities higher than it can sell them for.

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about the investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  The funds can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  The funds may participate in the IPO market, and a significant portion of those funds’ returns may be attributable to their investment in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. It is expected that the Mergers & Acquisitions Fund may have a high portfolio turnover rate. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a fund may lend its portfolio securities to broker- dealers approved by the Corporation’s board directors. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The funds may engage in short sales. A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) designates on the records of the Sub-adviser or with the Corporation’s custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

12

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

ECM, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, serves as the manager of each Fund. ECM is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, ECM has a variety of responsibilities for the general management and administration of the Corporation and the funds, including the selection of sub-advisers. The Manager plays an active role in monitoring each fund and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the sub-adviser’s overall business. The Manager monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. The Manager also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, ECM obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to oversee and monitor the sub-advisers and fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

The Manager selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. The Manager may appoint, dismiss and replace sub-advisers responsible for managing a fund’s assets subject to the approval of the Corporation’s Board of Directors. The Manager recommends sub-advisers for each fund to the board of directors based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers.

ECM has received an exemptive order from the SEC to permit it and the Board of Directors to appoint, dismiss and replace a fund’s sub-advisers and to amend the sub-advisory agreements between ECM and the sub-advisers without obtaining shareholder approval. Accordingly, ECM is able, subject to the approval of the Board of Directors, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, ECM may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected fund’s shareholders.

The Sub-advisers

Each fund’s investments are selected by a sub-adviser. The following describes each fund’s sub-adviser, portfolio manager(s) and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the funds is available in the SAI.

GAMCO Asset Management Inc. (“GAMCO”) serves as the sub-adviser to the Mergers and Acquisitions Fund. GAMCO is a wholly owned subsidiary of GAMCO Investors, Inc. As of December 31, 2006, GAMCO Investors, Inc. had approximately $28 billion in assets under management.

Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the sub-adviser to the Growth Fund. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945 and is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly owned subsidiary of ABN AMRO North America Holding Company. As of December 31, 2006, Montag & Caldwell had approximately $20.4 billion in assets under management.

13

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Growth Fund	Montag & Caldwell, Inc. (“Montag & Caldwell”) 3455 Peachtree Road, N.E. Suite 1200 Atlanta, Georgia 30326-3248 Portfolio Manager Ronald E. Canakaris	Ronald E. Canakaris, Chairman, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the Growth Fund and has more than 38 years’ experience in the investment industry. He has been President and Chief Investment Officer of Montag & Caldwell since 1984, was Chief Executive Officer from 1997 through 2005; and elected Chairman in January 2006.
AXA Enterprise Mergers and Acquisitions Fund	GAMCO Asset Management Inc. (“GAMCO”) One Corporate Center Rye, New York 10580 Portfolio Manager Mario G. Gabelli	Mario G. Gabelli has served as Chief Investment Officer of the Value Portfolios and is responsible for the day-to-day management of the Mergers and Acquisitions Fund. He has more than 36 years’ experience in the investment industry.

Management Fees

Each fund pays a fee to ECM for management services. The table below shows the contractual rate of the management fee (as a percentage of each fund’s average daily net assets) payable by each fund:

Name of Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Enterprise Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Mergers and Acquisitions	0.880%	0.855%	0.830%	0.805%	0.780%

A discussion regarding the basis for the decision by the Corporation’s Board of Directors to approve the investment management agreement with ECM and each agreement with the Sub-advisers is available in the Corporation’s Annual Report to Shareholders for the fiscal year ended October 31, 2006.

The sub-advisers are paid by ECM. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of management fee retained by ECM, without shareholder approval.

AXA Equitable provides fund accounting and compliance services to the Corporation, including coordination of the Corporation’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, portfolio accounting services (including daily net asset value accounting), operational risk management, and oversight of the Corporation’s proxy voting policies and procedures and anti-money laundering program. For these services, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets.

14

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until February 28, 2008 (unless the board of directors consents to an earlier revision or termination of this arrangement) the expenses of each fund, the Manager and AXA Equitable have entered into an expense limitation agreement with the Corporation with respect to the funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Manager and AXA Equitable have agreed to waive or limit their management, fund accounting and compliance and other fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses of other investment companies in which a fund invests and other extraordinary expenses not incurred in the ordinary course of each fund’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUNDS	A	B	C	Y
AXA Enterprise Growth Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Mergers and Acquisitions Fund	1.90%	2.45%	2.45%	1.45%

The Manager and AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and the Manager and AXA Equitable have recouped all eligible previous payments made, the fund will be charged such lower expenses.

15

FUND SERVICES

Investing in the Funds

Choosing a Share

Each fund offers Class A, Class B, Class C and Class Y shares to the public. The funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.” Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds as well as additional information regarding each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the SAI.

	Class A	Class B	Class C	Class Y
• Availability?	• Generally available through most investment dealers.	• Available only to investors making a single purchase of less than $100,000.	• Available only to investors making a single purchase of less than $1,000,000.	• Available only to certain types of investors purchasing $1,000,000 or more with certain exceptions.
• Initial Sales Charge?

•   Yes. Payable at time of purchase. Lower sales charges available for larger investments. If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares.

		• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.
• Contingent Deferred Sales Charge (“CDSC”)?

•   No. However, under certain circumstances, we will charge a CDSC if you sell shares within 12 months of purchasing them and you did not pay an initial sales charge on such purchases. If the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%. See “Fund Services — How Sales Charges are Calculated.”

		• Yes. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	• Yes. Payable if you redeem your shares within one year of purchase.	• No.
• Distribution and Service Fees?	• 0.20% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• No.
• Conversion to Class A shares?	• (Not applicable.)	• Yes, automatically after eight years.	• No.	• No.

16

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions.

Class A Sales Charges

Your Investment*	As a % of offering price	As a % of your investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $ 99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the AXA Enterprise Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans qualified under Sections 401, 403, 414, or 457 of the Internal Revenue Code and $500,000 or more for Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) of Class A shares and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

17

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund (as defined under “Fund Services — Exchanges Shares”). The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	is applied to your shares at the time of sale based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gain distributions; or
•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

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How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000. For more information regarding the application of the CDSC to Class C shares, see “How the CDSC is Applied to Your Shares” and “A CDSC Will Not Be Charged On.”

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. The minimum investment amount for purchasing Class Y shares generally is $1,000,000. You may be eligible to purchase Class Y shares if you:

•

Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee (not subject to 1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/dealer (not subject to $1,000,000 minimum investment amount);

•

Are a present or former director of Enterprise Group of Funds or a spouse or minor child of any such director or any corporation, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor”). As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds, on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Fund Services — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares when they sell Class B and Class C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of the Corporation’s prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares. Because these distribution fees are paid out of the fund’s assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

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FUND SERVICES

How Sales Charges are Calculated (cont’d)

From time to time, the Distributor may accept financial support from sub-advisers for marketing, education and training programs.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons who sell shares of the funds and other mutual funds distributed by the Distributor (collectively “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fees and Expenses” in the Fund Profiles.

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees are paid by the funds and are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that promote or sell shares of the funds and the promotion sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

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FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds held in any account at any financial intermediary by immediate family members of the shareholder; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•

Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the Distributor;

•

Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Manager’s employees;

•	State-sponsored Texas 529 qualified tuition savings plan; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

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FUND SERVICES

Ways to Reduce or Eliminate Sales Charges (cont’d)

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•

Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), Roth IRAs under IRC Section 408(a), Coverdell ESAs, participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•

Redemptions through a systematic withdrawal plan (however, with respect to Class B shares the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or Enterprise Group of Funds. Check the SAI for details.

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FUND SERVICES

It’s Easy to Open an Account

To open an account with The Enterprise Group of Funds:

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$250	$50
Automatic Bank Draft Plan	$250	$50	**
Certain fee-based programs with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	No minimum requirement.	No minimum requirement.
Coverdell Education Savings Accounts	$250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the fund’s Class A, Class B or Class C shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or the Corporation at 1-800-368-3527. For more information on the Corporation’s investment program, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to regulations under the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Retirement Accounts or Savings Plan Accounts.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

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Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “The Enterprise Group of Funds, Inc.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “The Enterprise Group of Funds, Inc.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with your completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

330 West 9th Street

Kansas City,

Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axaenterprise.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to State Street Bank & Trust, ABA #011000028,
Account # 99047144,
Attn: Custody.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment and $50 minimum subsequent investment).

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

•   Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an ACH form. A medallion guarantee may be required to add this privilege.

•   Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

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FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See sections entitled “Restrictions on Buying, Selling and Exchanging Shares” and “Selling Restrictions.” In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Corporation will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, Missouri 64121-9731

•   Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•   Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•   Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to AXA Enterprise Shareholder Services.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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By Telephone

•   If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•   If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•   Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another AXA Enterprise Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your fund account, you can have the proceeds sent via the ACH system to your bank.

•   Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

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FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A Medallion Guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s); or

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file.

A Medallion Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union; or

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•   The signature on the letter must include all trustees authorized to sign, including title.

•   If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•   Medallion guarantee, if applicable (see above).

Power of Attorney (POA)

•   The signatures on the letter must include the attorney-in-fact, indicating such title.

•   Medallion guarantee, if applicable (see above).

•   Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Medallion guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

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FUND SERVICES

Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund, which currently consists of funds of the Corporation and the funds comprising the AXA Enterprise Multimanager Funds Trust and AXA Enterprise Funds Trust, series of mutual funds for which AXA Equitable serves as the investment manager and for which AXA Equitable has retained one or more sub-advisers to provide the day-to-day management, without paying a sales charge or a CDSC. Shares of each fund also may be acquired in exchange for shares of the same class of AXA Enterprise Fund without paying a sales charge or CDSC. For more information about the AXA Enterprise Funds including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the AXA Enterprise Fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized. In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Corporation will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, Missouri 64121-9731
By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

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FUND SERVICES

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market Timers and Active Traders

Frequent exchanges or purchases and redemptions of AXA Enterprise fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the AXA Enterprise funds. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accommodate frequent trades by investors, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Corporation and the AXA Enterprise Funds discourage frequent exchanges and purchases and redemptions of AXA Enterprise Fund shares by AXA Enterprise Fund shareholders and will not make special arrangements to accommodate such transactions in AXA Enterprise Fund shares. As a general matter, each AXA Enterprise Fund and the Corporation reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Enterprise Fund’s other shareholders or would disrupt the management of the AXA Enterprise Fund.

’The Corporation’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Corporation seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which the Manager, on behalf of ,the Corporation seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on the Manager’s ability, on behalf of the Corporation, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, which means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions, while others will bear the effect of that activity.

If the Manager, on behalf of the Corporation, determines that a shareholder’s exchange or purchase and redemption patterns involving the funds are disruptive to the funds, it may, among other things, refuse or limit any purchase or exchange order. The Manager may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Manager may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. The Manager currently considers exchanges into and out of (or vice versa) a fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

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FUND SERVICES

In addition, when a shareholder redeems or exchanges shares of a fund (with the exceptions described below) which have been held for one month or less, the Corporation will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the funds will not be subject to the redemption fees:

1. Shares purchased by the reinvestment of dividends or capital gain distributions:

2. Shares redeemed or exchanged by the AXA Enterprise Allocation Funds or the portfolios of the Texas 529 qualified tuition savings plan;

3. Shares redeemed or exchanged through rebalancing, or asset reallocation, wrap fee, omnibus or other program approved by AXA Equitable; and

4. Shares redeemed by a fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Corporation may also, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of the Advisor.
A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. AXA Enterprise Shareholder Services recommends that certificates be sent by registered mail.

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FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent or an approved financial intermediary (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by the Transfer Agent or an approved financial intermediary.

•

Requests received by the Transfer Agent or an approved financial intermediary after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•

A fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a fund’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Corporation’s Board of Directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment company securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Corporation’s Board of Directors. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Corporation’s calculation of net asset values for each applicable portfolio when the Corporation deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

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FUND SERVICES

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Corporation’s board of directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact the Corporation in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401k plan and except for “exempt-interest dividends” described in the following sections). Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are generally taxable at ordinary income rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of net gains from investments that a fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

An exchange of shares of a fund for shares of another AXA Enterprise Fund is treated as a sale thereof, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.

If you receive more than $10 annually in taxable distributions from a fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.

You should consult your tax advisor about any federal, state and local taxes that may apply to the distributions and redemption proceeds you receive.

32

FUND SERVICES

Additional Information

Additional Investor Services

Automatic Bank Draft Plan.

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds for each class (except Class Y) in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Corporation. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Dollar Cost Averaging Plan

You may have your shares automatically invested on a monthly basis into the same class of one or more of the funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another AXA Enterprise Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other AXA Enterprise Fund, please carefully read the relevant information about it in the Prospectus.

Automatic Exchange Plan

AXA Enterprise Funds have an automatic exchange plan under which shares of a class of a fund are automatically exchanged each month for shares for the same class of other AXA Enterprise Funds. There is no fee for exchanges made under this plan, but there may be a sales charge or tax consequences in certain circumstances. Please refer to the SAI for more information.

Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Manager. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the funds may terminate the plan at any time.

33

FUND SERVICES

Automatic Bank Purchase Plan

If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

AXA Enterprise Funds-Related Web Site

Visit www.axaenterprise.com to review your account balance and recent transaction, to view daily prices and performance information or to order duplicate account statements and tax information.

Transactions Through Processing Organizations

You may purchase or sell fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from AXA Equitable or its affiliates and certain Processing Organizations may receive compensation from the funds for shareholder recordkeeping and similar services.

34

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units as publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gains distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share form one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records or assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued as its current market price.

Growth Investing — An investment Style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest Rate — Rate of interest charged for use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluation the costs of different securities.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized based upon a formula developed by the Securities and Exchange Commission.

35

DESCRIPTION OF BENCHMARKS

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. Stock Market. The index is capitalization weighted, thereby giving greater weight to companies with the larges market capitalizations.

36

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and disbursements).

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Corporation’s financial statements, is included in the Corporation’s Annual Report. The information should be read in conjunction with the financial statements contained in the Corporation’s Annual Report which are incorporated by reference into the Corporation’s SAI and available upon request.

AXA ENTERPRISE GROWTH FUND

	Class A
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)	2005(c)(e)		2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$16.91	$15.61	$15.86	$13.64	$17.78	$20.52

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.05)	(0.03)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.32	1.36	(0.20)	2.25	(4.09)	(2.68)

Total from investment operations	1.27	1.30	(0.25)	2.22	(4.14)	(2.74)

Redemption Fees	— #	— #	—	—	—	—

Net asset value, end of period	$18.18	$16.91	$15.61	$15.86	$13.64	$17.78

Total return (b)†	7.51%	8.33%	(1.58)%	16.28%	(23.28)%	(13.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$735,635	$855,181	$961,077	$960,098	$689,196	$820,971
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.60%	1.55%	1.55%	1.58%	1.49%
After waivers and fees paid indirectly (a)	1.59%	1.59%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.63%	1.61%	1.55%	1.55%	1.58%	1.49%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.28)%	(0.35)%	(0.35)%	(0.18)%	(0.30)%	(0.36)%
After waivers and fees paid indirectly (a)	(0.26)%	(0.34)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.31)%	(0.36)%	(0.35)%	(0.18)%	(0.30)%	(0.36)%
Portfolio turnover rate (f)	68%	51%	41%	38%	43%	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$—	**	**	**	**

37

AXA ENTERPRISE GROWTH FUND (cont’d)

	Class B
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)	2005(c)(e)		2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$15.86	$14.72	$15.03	$13.00	$17.04	$19.76

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.14)	(0.11)	(0.10)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	1.23	1.28	(0.20)	2.13	(3.91)	(2.56)

Total from investment operations	1.10	1.14	(0.31)	2.03	(4.04)	(2.72)

Redemption Fees	— #	— #	—	—	—	—

Net asset value, end of period	$16.96	$15.86	$14.72	$15.03	$13.00	$17.04

Total return (b)†	6.94%	7.74%	(2.06)%	15.62%	(23.71)%	(13.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$212,405	$302,576	$391,307	$461,562	$426,757	$605,432
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.10%	2.10%	2.12%	2.04%
After waivers and fees paid indirectly (a)	2.14%	2.14%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.18%	2.16%	2.10%	2.10%	2.12%	2.04%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.82)%	(0.90)%	(0.90)%	(0.73)%	(0.85)%	(0.91)%
After waivers and fees paid indirectly (a)	(0.81)%	(0.89)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.85)%	(0.91)%	(0.90)%	(0.73)%	(0.85)%	(0.91)%
Portfolio turnover rate (f)	68%	51%	41%	38%	43%	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$—	**	**	**	**

38

AXA ENTERPRISE GROWTH FUND (cont’d)

	Class C
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)	2005(c)(e)		2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$16.08	$14.93	$15.24	$13.18	$17.27	$20.04

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.14)	(0.11)	(0.10)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	1.25	1.29	(0.20)	2.16	(3.96)	(2.61)

Total from investment operations	1.12	1.15	(0.31)	2.06	(4.09)	(2.77)

Redemption Fees	— #	— #	—	—	—	—

Net asset value, end of period	$17.20	$16.08	$14.93	$15.24	$13.18	$17.27

Total return (b)†	6.97%	7.70%	(2.03)%	15.63%	(23.68)%	(13.82)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$133,147	$165,338	$195,473	$211,086	$174,419	$214,230
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.10%	2.10%	2.13%	2.04%
After waivers and fees paid indirectly (a)	2.14%	2.14%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.18%	2.16%	2.10%	2.10%	2.13%	2.04%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.83)%	(0.90)%	(0.90)%	(0.73)%	(0.85)%	(0.91)%
After waivers and fees paid indirectly (a)	(0.81)%	(0.89)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.86)%	(0.91)%	(0.90)%	(0.73)%	(0.85)%	(0.91)%
Portfolio turnover rate (f)	68%	51%	41%	38%	43%	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$—	* *	* *	* *	* *

39

AXA ENTERPRISE GROWTH FUND (cont’d)

	Class Y
	Year Ended October 31,			Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)		2005(c)(e)		2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$17.77		$16.33	$16.53	$14.15	$18.37	$21.10

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.02	0.01	(0.04)	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.40		1.42	(0.21)	2.42	(4.24)	(2.75)

Total from investment operations	1.43		1.44	(0.20)	2.38	(4.22)	(2.73)

Redemption Fees	—		— #	—	—	—	—

Net asset value, end of period	$19.20		$17.77	$16.33	$16.53	$14.15	$18.37

Total return (b)	8.05%		8.82%	(1.21)%	16.82%	(22.97)%	(12.94)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,056		$49,490	$56,861	$56,846	$41,255	$52,671
Ratio of expenses to average net assets:
After waivers (a)	1.15%		1.15%	1.10%	1.10%	1.13%	1.04%
After waivers and fees paid indirectly (a)	1.14%		1.14%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.18	%(e)	1.16%	1.10%	1.10%	1.13%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.17%		0.10%	0.10%	0.27%	0.15%	0.09%
After waivers and fees paid indirectly (a)	0.18%		0.11%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.13%		0.09%	0.10%	0.27%	0.15%	0.09%
Portfolio turnover rate (f)	68%		51%	41%	38%	43%	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$—	**	**	**	**

40

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

	Class A
	Year Ended October 31,		Ten months Ended October 31, 2004(c)	Year Ended December 31,		February 28, 2001* to December 31, 2001(c)
	2006(c)	2005(c)(e)		2003(c)	2002(c)
Net asset value, beginning of period	$11.62	$11.26	$11.05	$9.70	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.05	(0.03)	(0.06)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.43	0.70	0.24	1.56	(0.31)	0.21

Total from investment operations	1.66	0.75	0.21	1.50	(0.33)	0.22

Less distributions:
Dividends from net investment income	(0.11)	—	—	—	—	—
Distributions from realized gains	(0.42)	(0.39)	—	(0.15)	(0.07)	(0.12)

Total dividends and distributions	(0.53)	(0.39)	—	(0.15)	(0.07)	(0.12)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$12.75	$11.62	$11.26	$11.05	$9.70	$10.10

Total return (b)†	14.73%	6.77%	1.90%	15.45%	(3.28)%	2.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$289,464	$186,769	$120,465	$67,912	$31,022	$23,876
Ratio of expenses to average net assets:
After waivers (a)	1.66%	1.71%	1.74%	1.76%	1.83%	1.90%
After waivers and fees paid indirectly (a)	1.63%	1.66%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.66%	1.71%	1.74%	1.76%	1.83%	2.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.84%	0.42%	(0.33)%	(0.57)%	(0.16)%	0.16%
After waivers and fees paid indirectly (a)	1.87%	0.47%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.84%	0.42%	(0.33)%	(0.57)%	(0.16)%	(0.05)%
Portfolio turnover rate (f)	227%	183%	138%	233%	184%	238%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	**	**	**	**

41

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND (cont’d)

	Class B
	Year Ended October 31,		Ten months Ended October 31, 2004(c)		Year Ended December 31,		February 28, 2001* to December 31, 2001(c)
	2006(c)	2005(c)(e)			2003(c)	2002(c)
Net asset value, beginning of period	$11.31	$11.03	$10.87		$9.59	$10.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	(0.01)	(0.08)		(0.11)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.39	0.68	0.24		1.54	(0.32)	0.20

Total from investment operations	1.54	0.67	0.16		1.43	(0.39)	0.17

Less distributions:
Dividends from net investment income	(0.04)	—	—		—	—	—
Distributions from realized gains	(0.42)	(0.39)	—		(0.15)	(0.07)	(0.12)

Total dividends and distributions	(0.46)	(0.39)	—		(0.15)	(0.07)	(0.12)

Redemption fees	— #	—	—	#	—	—	—

Net asset value, end of period	$12.39	$11.31	$11.03		$10.87	$9.59	$10.05

Total return (b)†	14.02%	6.17%	1.47%		14.90%	(3.89)%	1.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$53,665	$49,896	$45,335		$35,564	$23,554	$21,195
Ratio of expenses to average net assets:
After waivers (a)	2.21%	2.26%	2.29	%(e)	2.31%	2.38%	2.45%
After waivers and fees paid indirectly (a)	2.18%	2.21%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.21%	2.26%	2.29	%(e)	2.31%	2.38%	2.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.27%	(0.13)%	(0.88	)%(e)	(1.12)%	(0.71)%	(0.37)%
After waivers and fees paid indirectly (a)	1.30%	(0.08)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.27%	(0.13)%	(0.88	)%(e)	(1.12)%	(0.71)%	(0.58)%
Portfolio turnover rate (f)	227%	183%	138%		233%	184%	238%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$—		**	**	**	**

42

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND (cont’d)

	Class C
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)		Year Ended December 31,		February 28, 2001* to December 31, 2001(c)
	2006 (c)	2005(c)(e)			2003(c)	2002(c)
Net asset value, beginning of period	$11.31	$11.03	$10.87		$9.60	$10.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	(0.01)	(0.08)		(0.11)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.40	0.68	0.24		1.53	(0.31)	0.20

Total from investment operations	1.55	0.67	0.16		1.42	(0.38)	0.17

Less distributions:
Dividends from net investment income	(0.04)	—	—		—	—	—
Distributions from realized gains	(0.42)	(0.39)	—		(0.15)	(0.07)	(0.12)

Total dividends and distributions	(0.46)	(0.39)	—		(0.15)	(0.07)	(0.12)

Redemption Fees	— #	— #	—	#	—	—	—

Net asset value, end of period	$12.40	$11.31	$11.03		$10.87	$9.60	$10.05

Total return (b)†	14.11%	6.17%	1.47%		14.78%	(3.79)%	1.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$143,711	$100,671	$71,454		$42,882	$18,229	$11,543
Ratio of expenses to average net assets:
After waivers (a)	2.21%	2.26%	2.29	%(e)	2.31%	2.39%	2.45%
After waivers and fees paid indirectly (a)	2.18%	2.21%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.21%	2.26%	2.29	%(e)	2.31%	2.39%	2.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.28%	(0.13)%	(0.88	)%(e)	(1.12)%	(0.72)%	(0.37)%
After waivers and fees paid indirectly (a)	1.31%	(0.08)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.28%	(0.13)%	(0.88	)%(e)	(1.12)%	(0.72)%	(0.58)%
Portfolio turnover rate (f)	227%	183%	138%		233%	184%	238%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$—		**	**	**	**

43

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND (cont’d)

	Class Y
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)		Year Ended December 31,		February 28, 2001* to December 31, 2001(c)
	2006 (c)	2005(c)(e)			2003(c)	2002(c)
Net asset value, beginning of period	$11.88	$11.45	$11.19		$9.77	$10.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.11	0.01		(0.01)	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.45	0.71	0.25		1.58	(0.32)	0.19

Total from investment operations	1.74	0.82	0.26		1.57	(0.29)	0.25

Less distributions:
Dividends from net investment income	(0.16)	—	—		—	—	—
Distributions from realized gains	(0.42)	(0.39)	—		(0.15)	(0.07)	(0.12)

Total dividends and distributions	(0.58)	(0.39)	—		(0.15)	(0.07)	(0.12)

Redemption Fees	— #	—	—	#	—	—	—

Net asset value, end of period	$13.04	$11.88	$11.45		$11.19	$9.77	$10.13

Total return (b)	15.23%	7.28%	2.32%		16.06%	(2.87)%	2.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$81,816	$37,489	$12,001		$4,885	$1,014	$724
Ratio of expenses to average net assets:
After waivers (a)	1.21%	1.26%	1.29	%(e)	1.31%	1.38%	1.45%
After waivers and fees paid indirectly (a)	1.18%	1.21%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.21%	1.26%	1.29	%(e)	1.31%	1.38%	1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.34%	0.87%	0.12	%(e)	(0.11)%	0.30%	0.68%
After waivers and fees paid indirectly (a)	2.38%	0.92%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.34%	0.87%	0.12	%(e)	(0.11)%	0.30%	0.47%
Portfolio turnover rate (f)	227%	183%	138%		233%	184%	238%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—		**	**	**	**

*	Commencement of Operations.
**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income (loss) and capital changes per share are based on daily average shares outstanding.
(e)	Reflects overall fund ratios adjusted for class specific expenses.
(f)	Portfolio turnover rate for periods less than one year are not annualized.

44

If you would like more information about the funds, the following documents are available free of charge upon request and on the funds’ website at www.axaenterprise.com:

Annual and Semi-Annual Reports — Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a fund’s performance during the last fiscal year.

Portfolio Holdings Disclosure — A description of the funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available (i) in the funds’ SAI and (ii) on the funds’ website at www.axaenterprise.com.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Distributor at:

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or the Corporation will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

The Enterprise Group of Funds, Inc.

AXA Enterprise Growth Fund

AXA Enterprise Mergers and Acquisitions Fund

(Investment Company Act File No. 811-01582)

©2007 AXA Enterprise Funds

THE ENTERPRISE GROUP OF FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2007

AXA Enterprise Growth Fund

AXA Enterprise Mergers and Acquisitions Fund

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for The Enterprise Group of Funds, Inc. (the “Corporation”) dated March 1, 2006, which may be obtained, without charge, by calling the Corporation toll free at 1-800-368-3527, or writing the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus. The Corporation’s Annual Report to Shareholders for the fiscal year ended October 31, 2006 is hereby incorporated by reference into this SAI.

DESCRIPTION OF THE CORPORATION

The Corporation is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was incorporated in Maryland on December 15, 2004. The Corporation is the successor corporation to The Enterprise Group of Funds III, Inc. (formerly, The Enterprise Group of Funds, Inc.) (“Predecessor Corporation”), which was also a Maryland corporation. On December 28, 2004, the Predecessor Corporation reorganized into the Corporation and the Corporation subsequently changed its name from The Enterprise Group of Funds II, Inc. to The Enterprise Group of Funds, Inc.

The Corporation currently consists of two funds. The Board of Directors is permitted to create additional funds. The assets of the Corporation received for the issue or sale of shares of each fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Corporation shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Corporation shall be allocated between or among any one or more of its funds or classes.

Each class of shares is offered under the Corporation’s multi-class distribution system, which is designed to allow promotion of investments in the Corporation through alternative distribution channels. Under the Corporation’s multi-class distribution system, shares of each class of a fund represent an equal pro rata interest in that fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class A, B and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

Enterprise Capital Management, Inc. is the funds’ investment manager (“ECM,” or “Manager”) and Enterprise Fund Distributors, Inc. is the funds’ distributor (“Distributor”).

THE FUNDS

Under normal circumstances, at least 65% of the net asset value of the Growth and Mergers and Acquisitions Funds will be invested in equity securities. The funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these funds may invest up to 20% of its assets in foreign securities listed on a domestic or foreign securities exchange, including ADRs or EDRs. The Growth Fund is diversified, as that term is defined in the 1940 Act. The Mergers and Acquisitions Fund is non diversified.

Growth Fund.    The Growth Fund invests primarily in equity securities of U.S. large capitalization companies. The fund may also invest in equity securities of small- and mid-capitalization companies. The “Growth at a Reasonable Price” strategy employed by the fund combines growth and value style investing. This means that the fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The fund’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Mergers and Acquisitions Fund.    The Mergers and Acquisitions Fund invests primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months.

The sub-adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the sub-adviser’s assessment of their “private market value.” Private market value is the value that informed investors would be willing to pay to acquire the entire company. The sub-adviser also will engage in arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the sub-adviser through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the fund may purchase the selling company’s securities, offering the fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the sub-adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Mergers and Acquisitions Fund, thereby increasing its brokerage and other transaction expenses. The sub-adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each fund.

Each fund will not:

(1) Purchase the securities of any issuer if, as a result, a fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). (The Mergers and Acquisitions Fund is not subject to this restriction.)

(2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of a fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each fund’s investment strategies as reflected in its prospectus and statement of additional information (collectively, the “Prospectus”) a fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5) Purchase any security if, as a result 25% or more of a fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The funds may make loans, including loans of assets of the funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a fund’s investment objective.

For purposes of Investment Restriction 1, a fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the fund’s total assets, (i) more than 5% of the funds total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the fund would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 5, the funds rely on Bloomberg Economic Sectors Classification System in determining industry classification. The funds’ reliance on this classification system is not a fundamental policy of the funds and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a fund’s asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund, unless otherwise indicated but are non-fundamental. They may be changed for any fund by the Board of Directors of the Corporation and without a vote of that fund’s shareholders.

The funds may not:

(1) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. This restriction does not apply to the Mergers & Acquisition Fund.

(2) Engage in short sales of securities or maintain a short position, except that each fund may (a) engage in covered short sales and (b) maintain short positions in connections with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. (The Mergers and Acquisitions Fund is not subject to this restriction.)

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a fund’s assets would be invested in such securities.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies as further described below. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the fund’s own investment restrictions.

Asset-Backed Securities.    The funds may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    The funds may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    The funds may invest in Brady Bonds, which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Convertible Securities.    The funds may invest in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    The funds may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Depositary Receipts.    The funds may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Equity Securities.    The funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results; equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    The funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Foreign Currency.    The funds may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    The funds also may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each such fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    The funds may invest in over-the-counter options on foreign currency transactions. The funds may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    The funds also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    The Mergers and Acquisitions Fund may invest up to 5% of its net assets in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Corporation has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    The funds may invest in forward commitments, when-issued and delayed delivery securities. Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction.

However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on the records of the Sub-adviser or with the Corporation’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although neither of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Illiquid Securities or Non-Publicly Traded Securities.    The funds may invest in illiquid securities or non-publicly traded securities. The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Directors and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    The funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Directors determines that a readily available market exists for such obligations, a fund will treat such obligations as subject to the limit for illiquid investments for each fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    The funds may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds.    Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    Passive foreign investment companies (“PFICs”) have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Investment Grade Securities.    The funds may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Master Demand Notes.    The funds may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the fund’s Directors and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    The funds may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs can also be in the form of “Floaters” — where the coupon rate floats in the same direction as interest rates and “Inverse Floaters” — where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR (“London Inter-Bank Offering Rate”) and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Municipal Securities.    The funds may invest in municipal securities (“municipals”), which are debt obligations issued by or on behalf of local and state governments, territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    The funds may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on Securities.    A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, a fund may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Real Estate Investment Trusts.    The funds may invest in securities issued by real estate investment trusts. Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    The funds may invest in repurchase agreements, which are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counter-parties believed by Equitable and the sub-advisers to present minimum credit risks.

Securities Loans.    The funds may lend their portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.    The funds may enter into a “short sale.” A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) designates on the records of the Sub-adviser or with the Corporation’s custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. For a short sale against the box, the fund will designate the segregation, either on its records or with the Corporation’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales with the income from the investment of the cash proceeds.

Short Term Investments.    The funds may invest in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    The funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Swaps.    The funds may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Corporation’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Time Deposits and Variable Rate Notes.    The funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    The funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    The funds may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    The funds may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one subadviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Depending on the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

The portfolio turnover rates of the funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Growth Fund are not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a fund’s investment portfolio were replaced once in a period of one year.

During 2005 and 2006, the portfolio turnover rate exceeded 100% for the Mergers and Acquisitions Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Corporation to safeguard against misuse of the funds’ portfolio holdings information and to prevent the selective disclosure of such information. Each fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Corporation generally discloses top portfolio holdings (typically the funds’ top ten holdings) and complete portfolio holdings on a monthly basis with a 30-day lag time, meaning top ten and complete portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Corporation’s website at http://www.axaenterprise.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Corporation, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar), and consultants, (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties may receive portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third-parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each fund to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the funds or the Independent Directors; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg and Reuters); broker-dealers who provide execution or research services to the funds; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Corporation’s Chief Financial Officer or Vice President, subject to the approval of the Manager’s Legal and Compliance Group and the Corporation’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by the Manager’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the funds, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Corporation does not disclose its portfolio holdings to the media and will not release portfolio trades information.

The Manager is responsible for administering the release of portfolio holdings information with respect to the funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of the Manager’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Corporation, the Manager or any other person in connection with their disclosure of portfolio holdings information.

The Manager’s Legal and Compliance Group and the Corporation’s Chief Compliance Officer monitor and review any potential conflicts of interest between the funds’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Corporation’s Board of Directors approved this policy and determined that it is in the best interest of the funds. The Board of Directors oversees implementation of this policy and receives quarterly reports from the Corporation’s Chief Compliance Officer regarding any exceptions to this policy that were granted by the Manager’s Legal and Compliance Group.

MANAGEMENT OF THE CORPORATION

The Corporation’s Board has the responsibility for the overall management of the Corporation and the funds, including general supervision and review of the funds’ investment activities and their conformity with Maryland law and the stated policies of the funds. The Corporation’s Board elects the officers of the Corporation who are responsible for administering the Corporation’s day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Directors

Name, Address and Age	Positions Held with the Corporation	Term of Office† and Length of Time Served	Principal Occupation(s) Past Five Years	Number of Portfolios in Fund Complex†† Overseen by Director	Other Directorships Held by Director
Interested Director
Steven M. Joenk*** 1290 Avenue of the Americas, New York, New York 10104 (48)	President, Chief Executive Officer and Director	From August 2004 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since 2004, Chairman and President, Enterprise Capital Management, Inc., Co-Chairman, Enterprise Fund Distributors, Inc., and a Director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	115	None

Independent Directors*
Name, Address** and Age	Positions Held with the Corporation	Term of Office† and Length of Time Served	Principal Occupations Past Five Years	Number of Portfolios in Fund Complex†† Overseen by Director	Other Directorships Held by Director
William A. Mitchell, Jr. (67)	Chairman of the Board; Director	1987 to present	Chairman Emeritus, Carter & Associates (real estate development)	2	None
Arthur T. Dietz (84)	Director Emeritus	1972 to present	President, ATD Advisory Corp.	2	None
Arthur Howell, Esquire (89)	Director Emeritus	1968 to present	Of Counsel, Alston & Bird LLP (law firm)	2	None
Lonnie H. Pope (73)	Director	1985 to present	CEO, Longleaf Industries, Inc. (chemical manufacturing)	2	None
Lawrence S. Kash (65)	Director	2005 to present	From January 1998 to December 2005, Corporate Liaison to all Mutual Fund Boards of The Dreyfus Corporation; from August 1994 to December 1997, The Dreyfus Corporation. From May 1993 to January 1999, President and Director of The Boston Company	2	None

*	Directors who are not “interested persons” of the Corporation (as that term is defined in the 1940 Act).

** Correspondence intended for each Director may be sent c/o Enterprise Capital Management, Inc. to Suite 450, 3343 Peachtree Road, N.E., Atlanta, GA 30326.
*** Affiliated with the funds’ Manager and Distributor.
† Each Director serves until his or her resignation or retirement.
†† The registered investment companies in the fund complex include EQ Advisors Trust, AXA Premier VIP Trust, AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and the Corporation.

The Corporation has adopted a Director Emeritus Policy to recognize Independent Directors, upon their retirement, who have served the Corporation for an extended period of time and who have attained a certain age. A Director Emeritus may attend all regularly-scheduled Board meetings but does not have voting rights or formal responsibilities with respect to matters pertaining to the Corporation. Each Director Emeritus receives an annual retainer from the Corporation of $25,000 per year and reimbursement for reasonable out-of-pocket expenses incurred in connection with attending regularly-scheduled meetings of the Corporation’s Board of Directors. Messrs. Dietz and Howell currently serve as Directors Emeritus.

Committees of the Board

The Corporation has a standing Audit Committee consisting of William A. Mitchell, Jr., Lawrence S. Kash and Lonnie H. Pope. The Audit Committee’s function is to recommend to the Board independent registered public accounting firm; direct investigations into matters within the scope of the independent registered public accounting firm’s duties; review with the independent registered public accounting firm the audit plan and results of the audit; approve professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; review the independence of the independent registered public accounting firm; consider the range of audit and non-audit fees; and prepare and submit Committee minutes to the Board. The Audit Committee held two meetings during the fiscal year ended October 31, 2006.

The Corporation has a Nominating and Compensation Committee consisting William A. Mitchell, Jr., Lawrence S. Kash and Lonnie H. Pope. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the Independent Directors. The Nominating and Compensation Committee will not consider shareholder nominees. The Nominating and Compensation Committee held one meeting during the fiscal year ended October 31, 2006.

The Corporation has a Valuation Committee consisting of Kenneth T. Kozlowski, Kenneth B. Beitler, Brian Walsh and Andrew Novak and such other officers of the Corporation and the Manager, as well as such officers of any sub-adviser as are deemed necessary by the officers of the Corporation from time to time, each of whom shall serve at the pleasure of the Board of Directors as members of the Valuation Committee. This committee determines the value of any of the Corporation’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of the Independent Directors and Officers

Each Independent Director currently receives from the Corporation an annual fee of $35,750 plus (i) an additional fee of $3,000 for each regularly scheduled Board Meeting, (ii) $1,500 for each special Board meeting, (iii) $2,500 for each Audit Committee Meeting attended and (iv) $1,500 for each Nominating and Compensation Committee Meeting attended. Directors also receive reimbursement from the Corporation for expenses associated with attending Board or Committee meetings. A supplemental retainer of $35,750 per year is paid to the Lead Independent Director. A retainer of $1,000 per meeting is paid to the Chair of the Audit Committee and a retainer of $500 per meeting is paid to the Chair of the Nominating and Compensation Committee.

Director Compensation Table

for the year ended October 31, 2006*

Name	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors
Steven M. Joenk	$-0-	$-0-	$-0-	$-0-
Arthur T. Dietz	$45,417	$-0-	$-0-	$45,417
Arthur Howell	$51,917	$-0-	$-0-	$51,917
William A. Mitchell, Jr.	$116,354	$-0-	$-0-	$116,354
Lonnie H. Pope	$69,188	$-0-	$-0-	$69,188
Lawrence S. Kash	$53,771	$-0-	$-0-	$53,771

As of December 31, 2006, no Independent Director or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributor of the Corporation, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Director’s spouse, children residing in the Director’s household and dependents of the Director. In addition, the Directors of the Corporation beneficially owned shares of the funds of the Corporation as set forth in the following table:

Director Ownership of Equity Securities

Name of Director	Dollar Range of Equity Securities in the Corporation*	Aggregate Dollar Range of Securities in all Investment Companies Overseen by Director in Family of Investment Companies
	Interested Director:
Steven M. Joenk	$0	Over $100,000
	Independent Directors:
Arthur T. Dietz	$0	$0
Arthur Howell	$0	$0
William A. Mitchell, Jr	$0	$0
Lonnie H. Pope	$0	$0
Lawrence S. Kash	$0	$0
*	As of December 31, 2006

The Corporation’s Officers

No officer of the Corporation receives any compensation paid by the Corporation. Each officer of the Corporation is an employee of the Manager or EFD. The Corporation’s principal officers are:

Name, Address and Age	Positions Held with EGF	Term of Office* and Length of Time Served	Principal Occupations Past Five Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (48)	President, Chief Executive Officer and Director	From August 2004 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President and Secretary	From December 2004 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (45)	Chief Financial Officer and Treasurer	From August 2004 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director, ECM; from May 1999 to December 2002, Controller, EQ Advisors Trust.

Name, Address and Age	Positions Held with EGF	Term of Office* and Length of Time Served	Principal Occupations Past Five Years
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Controller	From August 2004 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.
William T. MacGregor 1290 Avenue of the Americas, New York, New York 10104 (31)	Vice President and Assistant Secretary	From September 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.; from September 2000 to April 2002, Associate Attorney, Zack Kosnitzky, P.A.
Patricia A. Cox Atlanta Financial Center 3343 Peachtree Road, N.E. Suite 450 Atlanta, Georgia, 30326 (49)	Vice President and Anti-Money Laundering Compliance Officer	From September 2005 to present	From September 2001 to present, Senior Vice President of Operations for Enterprise Fund Distributors, Inc.; from May 1996 to September 2001, Vice President of Operations for Enterprise Fund Distributors, Inc.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From August 2004 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (36)	Chief Compliance Officer	From September 2005 to present	From August 2005 to present, Vice President of AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to July 2005, Vice President of AXA Financial and AXA Equitable and Chief Compliance officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable.
Andrew S. Novak 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President	From December 2005 to present	From September 2005 to present, Vice President and Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (33)	Assistant Anti-Money Laundering Compliance Officer	From September 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, Alliance Capital Management LP

* Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2007, the Manager and/or its affiliates held investments in each of the funds as follows. A shareholder who owns beneficially, directly or indirectly, 25% or more of a fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that fund. Shareholders owning 25%

or more of the outstanding shares of a fund may be able to determine the outcome of most issues that are submitted to shareholders for vote:

Shareholder	Fund	Shares Owned	% of Ownership
Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of its Customers Attn: Service Team Jacksonville, FL	Mergers & Acquisitions Fund-Class C Mergers & Acquisitions Fund-Class Y	4,787,789.9370 3,347,770.9980	35.36% 45.38%

Morgan Stanley DW Attn: Mutual Fund Operations Harborside Financial Center Jersey City, NJ	AXA Enterprise Growth Fund-Class A	12,287,424.3620	32.81%

To the Corporation’s knowledge, as of February 1, 2007, the following persons were shareholders of record entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of a fund:

Shareholder	Fund	Shares Owned	% of Ownership
AST Trust Company TTEE FBO United Communications Corp. Retirement Plan Dallas, TX	Growth Fund-Class Y	195,518.2900	7.85%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept. San Francisco, CA	Mergers & Acquisitions Fund-Class A	3,796,317.8820	13.65%

HUBCO Regions Financial Corp Attn: Trust Operations Birmingham, AL	Mergers & Acquisitions Fund-Class Y	628,051.9610	8.51%

Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of its Customers Attn: Service Team Jacksonville, FL	Mergers & Acquisitions Fund-Class B Growth Fund-Class C	532,486.6920 876,157.3330	11.59% 12.69%

Morgan Stanley DW Attn: Mutual Fund Operations Harborside Financial Center Jersey City, NJ	Mergers & Acquisitions Fund-Class B Mergers & Acquisitions Fund-Class C Growth Fund-Class C	332,707.2220 770,386.5550 363,346.8950	7.24% 5.69% 5.26%

Shareholder	Fund	Shares Owned	% of Ownership

NFS LLC FEBO USB FBO Trust Operations-Reinvest. Attn: Mutual Funds Milwaukee, WI	Growth Fund-Class Y	222,812.1250	8.95%

SEI Private Trust One Freedom Valley Drive Oaks, PA	Mergers & Acquisitions Fund-Class Y	994,998.4910	13.49%

Texas Tomorrow Constitutional Trust Pent Rector Dir of Special Programs TX Comptroller of Special Accounts Austin, TX	Mergers & Acquisitions Fund-Class Y Mergers & Acquisitions Fund-Class Y Growth Fund-Class Y Growth Fund-Class Y Growth Fund-Class Y	125,511.0660 128,178.7420 240,576.0240 188,373.5470 127,111.0780	5.04% 5.15% 9.66% 7.57% 5.11%

The Benefits Committee of the Board of Directors of MONY Retirement Plan for Field Underwriters of MONY New York, NY	Growth Fund-Class Y	217,482,.6100	8.74%

To the Corporation’s knowledge, as of February 1, 2007, the following Allocation Fund of AXA Enterprise Multimanager Funds Trust owned shares in a fund of the Corporation entitling such fund to give voting instructions regarding more than 5% of the outstanding shares of the following fund:

Allocation Fund	Fund	Shares Owned	% of Ownership
AXA Equitable Life Insurance Company Moderate Plus Allocation Attn: Ken Kozlowski New York, NY	Growth Fund-Class Y	296,074.0410	11.89%

As of February 1, 2007, the officers and directors of the Corporation as a group owned less than one percent of the shares of each fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

ECM currently serves as the investment manager for each fund. The Manager is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal office of ECM is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Corporation, and ECM have entered into an investment management agreement (the “Management Agreement”). The Management Agreement obligates ECM to (i) provide investment advisory services to the funds, (ii) select and employ Sub-advisers for the funds; (iii) provide oversight and management services to the funds, including monitoring and evaluating the Sub-advisers’ performances; (iv) to furnish the Corporation with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and (v) pay the compensation of the officers of the Corporation. Each fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each fund also pays a portion of the Corporation’s general administrative expenses. These expenses are allocated to the funds either on the basis of their asset size, on the basis of special needs of any fund, or equally as is deemed appropriate. These expenses include expenses such as: directors’ fees; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; printing and issuance of stock certificates; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a fund’s shares under the federal and state securities laws; and any other expenses properly payable by the Corporation that are allocable to the respective funds. Litigation costs, if any, may be directly allocable to the funds or allocated on the basis of the size of the respective funds. The Board of Directors annually reviews allocation of expenses among the funds and has determined that this is an appropriate method of allocation of expenses. The continuance of the Management Agreement must be specifically approved at least annually (i) by the Corporation’s Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each fund and (ii) by the affirmative vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement may be terminated (i) at any time, without the payment of any penalty, by the Corporation upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Corporation. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Corporation have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2008 (unless the board of directors consents to an earlier revision or termination of this arrangement) to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

(as a percentage of average daily net assets)

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Mergers and Acquisitions Fund	0.880%	0.855%	0.830%	0.805%	0.780%

In addition to the management fees, the Corporation pays all expenses not assumed by the Manager, including, without limitation: the fees, compensation and traveling expenses of the Directors of the Corporation; telephone, telegraphic and postage expenses related to communications between Directors and officers of the Corporation, other than those provided by the Adviser; the fees of any custodian, transfer agent, registrar of dividend disbursing agent of the Corporation; compensation of the Corporation’s auditors and counsel, including compensation and costs relating to litigation; franchise, income and original issue taxes relating to the Corporation and its securities; fees and legal expenses incurred in qualifying the shares of the Corporation for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification; insurance premiums or interest on indebtedness; association dues; fees and expenses involved in registering and maintaining registrations of the Corporation and of its shares with the SEC, including the preparation and printing of prospectuses; costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Directors meetings; cost of printing of stock certificates; broker’s commissions and issue and transfer taxes chargeable to the Corporation in connection with securities transactions to which the Corporation is a party; and business licenses, intangible and franchise taxes. All general Corporation expenses are allocated among and charged to the assets of the funds on a basis that the Directors deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “The Distributor,” the Class A, Class B, Class C and Class Y shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the amounts reported by the funds as paid to ECM for the period ended October 31, 2004, and fiscal years ended October 31, 2005 and October 31, 2006. The first column shows each fee without fee waivers or reimbursements, the second column shows the fees actually paid to ECM after fee waivers and reimbursements and the third column shows the total amount of fees waived by ECM and other expenses of each fund assumed by ECM pursuant to an expense limitation agreement.

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Management Fee	Management Fee After Fee waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
Growth	$9,012,147	$8,587,438		$424,709
Mergers & Acquisitions	$3,990,177	$3,990,177	$	N/A

FISCAL ENDED OCTOBER 31, 2005
Fund	Management Fee	Management Fee After Fee waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
Growth	$11,259,379	$11,100,827		$158,552
Mergers & Acquisitions	$2,817,523	$2,817,523	$	N/A

PERIOD ENDED OCTOBER 31, 2004*
Fund	Management Fee	Management Fee After Fee waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
Growth	$10,554,665	$10,554,665	N/A
Mergers & Acquisitions	$1,612,925	$1,612,925	N/A

*	The Corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Sub-advisory Agreements”) on behalf of each fund with the sub-adviser identified in the Prospectus (each a “Sub-adviser” and collectively the “Sub-advisers”). The Sub-advisory Agreements obligate the Sub-advisers to: (i) make investment decisions on behalf of their respective fund; (ii) place all orders for the purchase and sale of investments for their respective fund with brokers or dealers selected by the Manager and/or the sub-advisers; and (iii) perform certain limited related administrative functions in connection therewith.

During the period ended October 31, 2004, and fiscal years ended October 31, 2005, and October 31, 2006, the Manager paid the following fees to the Sub-adviser with respect to the funds listed below pursuant to the Sub-advisory Agreements:

PERIOD ENDED OCTOBER 31, 2004*

Fund	Sub-adviser Fee Paid
Growth Fund	$2,936,778
Mergers and Acquisitions Fund	$757,404

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Sub-adviser Fee Paid
Growth Fund	$3,160,971
Mergers and Acquisitions Fund	$1,303,593

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Sub-adviser Fee Paid
Growth Fund	$2,633,071
Mergers and Acquisitions Fund	$1,862,052

*	The Corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

The Manager recommends sub-advisers for each fund to the Directors based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Corporation has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Sub-advisory Agreements with subadvisers approved by the Directors, but without the requirement of shareholder approval.

Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Directors, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Sub-advisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Sub-advisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-adviser”) unless the sub-advisory agreement with the affiliated Sub-adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

The Manager reserves the right, subject to approval of the Corporation’s Board of Directors, to appoint more than one sub-adviser to manage the assets of each fund. When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each sub-adviser has discretion, subject to oversight by the Directors and the Manager, to purchase and sell portfolio assets, consistent with each fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Information regarding the portfolio managers of the funds, including their compensation, other accounts they manage and their ownership of shares of the funds to the extent applicable is attached in Appendix B.

Personal Trading Policies.    The Corporation, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under Rule 17j-1.

The Fund Accounting and Compliance Agent

Pursuant to a fund services agreement (“Mutual Funds Service Agreement”), AXA Equitable provides accounting and compliance monitoring services to the Corporation, including (i) performing services necessary to assist in implementation of the Corporation’s Compliance Program pursuant to Rule 38a-1 under the 1940 Act; (ii) performing operational management, including development of control procedures and monitoring of service vendors to the Corporation; (iii) maintaining the Corporation’s books and records; (iv) calculation of fund NAV; (v) coordinating with the independent auditors with respect to the annual audit; and (vi) assisting with the establishment of the accounting policies of the Corporation. In addition, the AXA Equitable makes available the office space, equipment, personnel and facilities required to provide such accounting and compliance monitoring services to the Corporation. For these services, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets. During the fiscal year ended October 31, 2006, the Corporation, on behalf of the funds, paid the following fees under the Mutual Funds Service Agreement.

Fund	2006
Growth	$683,550
Mergers & Acquisitions	$249,303

The Distributor

The Corporation has a distribution agreement with EFD, whereby EFD serves as the Distributor for each class of the funds’ shares. EFD is an indirect wholly owned subsidiary of AXA Financial and its address is 3343 Peachtree Road, N.E., Atlanta, Georgia 30326.

The Corporation’s distribution agreement with respect to Class A, Class B, Class C and Class Y shares (“Distribution Agreement”) was approved by its Board of Directors at a meeting held on September 20, 2006. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Independent Directors who are not parties to such agreement, and (ii) either by vote of a majority of the Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Corporation.

The Corporation has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Corporation (“Plans”). Under the Plans, each fund is authorized to pay the Distributor a service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition to this service fee, each fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. There is no distribution plan with respect to Class Y shares and the funds pay no service or distribution fees with respect to that class of shares.

The Board of Directors considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Corporation; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Corporation. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the funds and attracting new investors and assets to the funds to the benefit of the funds and their respective shareholders, (2) facilitate distribution of the funds’ shares and (3) maintain the competitive position of the funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Corporation’s Board of Directors, including the Independent Directors who have no direct financial interest in the operation of the Plans or the Distribution Agreement, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Corporation and the shareholders of the funds and approved them.

Pursuant to each Plan, the Corporation compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Corporation prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class B and Class C shares as described further below in “Compensation to Financial Intermediaries and Third-Party Brokers-Dealers.”

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Corporation with respect to a class of shares regardless of the level of expenditures by the Distributor. The Directors, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Corporation prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Corporation; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Corporation investment objectives and policies and other information about the Corporation and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Corporation; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Corporation may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Corporation or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Corporation’s Board of Directors, and of a majority of the Independent Directors who have no direct financial interest in the operation of the Plans or the Rule 12b-1 related agreement. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Directors. Each Plan also provides that it may not be amended to increase materially the amount of average daily net assets annually for Class A shares and up to 1.00% of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

The table below shows the amounts paid by the funds to the Distributor pursuant to the 12b-1 Plan for the fiscal year ended October 31, 2006:

Fund	Distribution Fees Paid to Distributors
Growth
Class A	$3,544,277
Class B	$2,591,225
Class C	$1,480,331
Mergers & Acquisitions
Class A	$1,026,255
Class B	$513,612
Class C	$1,178,949

The table below shows the amount of sales charges earned by the Distributor in connection with the sale of shares of the funds and the amounts retained by the Distributor, net of payments to selling dealers, for the fiscal year ended October 31, 2006:

Fund	Amount Paid to Distributor	Amount Retained by Distributor
Growth Fund
Class A (Front End Sales Charge)	$10,609	$10,609
Class A (CDSC)	$0	$0
Class B (CDSC)	$580,371	$580,371
Class C (CDSC)	$14,478	$14,478
Mergers & Acquisitions
Class A (Front End Sales Charge)	$22,606	$22,606
Class A (CDSC)	$437	$437
Class B (CDSC)	$193,994	$193,994
Class C (CDSC)	$21,213	$21,213

Compensation to Financial Intermediaries and Third-Party Broker Dealers

In addition to the sales commissions and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in “Investment Management and Other Services — The Distributor”), the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, AXA Equitable and the Distributor may use their respective past profits or other resources, without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Corporation and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Corporation’s funds or to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor and its affiliates may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealers personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealers; granting reasonable access to the Dealers’ financial advisors and consultants, furnishing marketing support and other services; and seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor may make payments to certain Dealers that sell fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the

Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.     In addition to the payments described above, from time to time, the funds and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, tax reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; (g) providing information in order to assist the funds in their compliance with state securities laws; and (h) issuing and mailing dividend checks to investors who have selected cash distributions.

The subaccounting fees that the funds pay may differ depending on the fund and are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. The funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Agreements.    As of the date of this SAI, the Dealers with whom the Distributor has agreements regarding revenue sharing payments are as follows: 1st Global Capital Corp., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Stanley DW, Inc., Raymond James & Associates, Inc., UBS Financial Services Inc. and Wachovia Securities, LLC.

As of the date of this SAI, the financial intermediaries with whom the Corporation and/or the Distributor have agreements regarding subaccounting and/or networking payments are as follows: A.G. Edwards, Administrative Management Group, American Stock Transfer & Trust, Bear Stearns Securities Corp., Benefit Plans Administrators, BISYS Retirement Services, L.P., Charles Schwab Trust Company, CIBC World Markets Corp., Charles Schwab & Co., CitiGroup Global Markets Inc., Daily Access, Dyatech, Edward Jones, Expert Plan, Fidelity Brokerage Services LLC, First Clearing Corporation, FiServ Trust Company, GWFS Equities, Inc., ICMA-RC Services, LLC, Invesmart, Inc., Lincoln Retirement Services Co., Linsco/Private Ledger, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Mercer HR Outsourcing LLC, Mesirow Financial, Inc., Mid Atlantic Capital Corp., Morgan Keegan & Co., Morgan Stanley DW, Inc., Morgan Stanley Trust Co., MSCS Financial Services, LLC, National Financial Services, LLC, National Investor Services, Corp., Newport Retirement Services, Inc., Principal Financial Services, Inc., Pershing, Prudential Investment Management Services, Raymond James & Associates, Inc., Raymond James Financial, Inc., RBC Dain Rauscher, Inc., Reliance Trust Company, Robert W. Baird & Co., Inc., RSM McGladrey, Inc., Salomon Smith Barney Inc., Stanley, Hunt, Dupree, Rhine, Inc., Stifel Nicolas & Co., Inc., The Retirement Plan Company, LLC, UBS Financial Services Inc., US Bancorp Piper Jaffray, USI Consulting Group, Wachovia Bank, N.A., Wachovia Securities, LLC, Wells Fargo Investments, LLC., and Wilmington Trust Company.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Directors has approved a Statement of Directed Brokerage Policies and Procedures for the Corporation pursuant to which the Corporation may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Corporation is required to pay or for which the Corporation is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Directors review the levels of Directed Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and by policies adopted by the Directors, the Manager and Sub-advisers may cause the Corporation to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Corporation in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, the Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Managers and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the fund’s brokerage commissions may not benefit the funds, while research services paid for with brokerage commissions of other clients may benefit the funds. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds.

During the period ended October 31, 2004 and the fiscal years ended October 31, 2005 and October 31, 2006, the funds paid the amounts indicated in brokerage commissions:

PERIOD ENDED OCTOBER 31, 2004**

Fund	Brokerage Commissions Paid*
Growth Fund	$1,489,694
Mergers and Acquisitions Fund	$412,465

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Brokerage Commissions Paid*
Growth Fund	$1,512,063
Mergers and Acquisitions Fund	$742,008

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Brokerage Commissions Paid*
Growth Fund	$1,508,852
Mergers and Acquisitions Fund	$1,068,429

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser, changes in transaction costs and market conditions.
**	The Corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Corporation’s Board of Directors, the Corporation may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., Inc., or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Corporation from engaging in principal securities transactions with brokers that are affiliates of the Manager and sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Corporation may rely on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Corporation has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Corporation will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Corporation will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the fiscal year ended October 31, 2004, October 31, 2005 and October 31, 2006, the following funds paid the amounts indicated to the affiliated broker-dealers of the Manager, the Corporation or affiliates of the Sub-advisers.

PERIOD ENDED OCTOBER 31, 2004

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dealer Amount)
Growth	Sanford C. Bernstein, LLC	$3,050	0.2%	1.1%
Mergers and Acquisitions	Gabelli & Company, Inc.	$1,270	0.3%	0.1%

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Sanford C. Bernstein, LLC	$43,628	2.89%	1.30%
Mergers and Acquisitions Fund	Gabelli & Company, Inc.	$341,861	46.07%	11.51%

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Sanford C. Bernstein, LLC	$48,323	3.20%	2.08%
Mergers and Acquisitions	Gabelli & Company, Inc.	$449,142	42.04%	13.21%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-adviser, changes in transaction costs and market conditions.
**	The Corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Brokerage Transactions Relating to Research Services

For the fiscal year ended October 31, 2006, the funds directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the funds paid the brokerage commissions indicated:

Fund	Amount of Portfolio Transactions	Related Brokerage Commissions Paid
Growth Fund	$1,109,988,827	$980,984

Mergers & Acquisitions Fund	$1,745,156	$4,550

Investments in Regular Broker-Dealers

As of October 31, 2006, the funds owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Fund	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
Growth Fund	JP Morgan Chase & Co.	Debt	$21,257
	Cantor Fitzgerald & Co., Inc.	Debt	$58,410
Mergers & Acquisitions Fund	JP Morgan Chase & Co.	Debt	$46,106
	Cantor Fitzgerald & Co., Inc.	Debt	$27,929

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Corporation’s Proxy Voting Policies and Procedures, the Corporation has delegated the proxy voting responsibilities with respect to each fund to ECM as its investment manager. Because ECM views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund to the applicable Sub-advisers. The primary focus of the Corporation’s proxy voting procedures as they relate to the sub-advised funds, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix D to this SAI. Information regarding how the funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 will be available (1) on the Corporation’s website at www.axaenterprise.com and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share, is set forth in the Prospectus.

Each fund offers four separate classes of shares: Class A, B, C and Y shares. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Corporation’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000, in the case of certain employee benefit plans qualified under Sections 401, 403, 414 and 457 of the Internal Revenue Code or participants of such plans, or $500,000, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell IRAs or Roth IRAs) held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any AXA Enterprise Fund; and (d) Class A shares purchased in the amount of $1 million or more (or $100,000, in the case of certain employee benefit plans qualified under Sections 401, 403, 414 and 457 of the Internal Revenue Code or participants of such plans, or $500,000, in the case of IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) if held for more than 12 months, Class B shares held for more than six years and Class C shares held for more than one year.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another AXA Enterprise Fund, although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the seller dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services For Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund(s) at the net asset value per share computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains distributions.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service for eligible classes of shares are available from the Corporation. The Automatic Bank Draft Plan is not available for Class Y shares.

Automatic Investment Plan.    An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for:

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributor, have an agreement. Such accounts will not be subject to a $1,000 minimum for each fund.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

Accounts are required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of Class A shares of a fund which, when combined with the value of their existing aggregate holdings of Class A shares of that fund and all other AXA Enterprise Funds, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “How Sales Charges Are Calculated — Class A Shares” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

Systematic Withdrawal Plan.    Investors may elect a Systematic Withdrawal Plan under which a fixed sum of at least $100 will be paid monthly, quarterly, or annually. Shares in the plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such dividends and distributions are subject to applicable taxation.

Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Corporation offers various Retirement Plans: IRAs (generally for all individuals with employment income); 403(b)(7) plans (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares.    Class A shares of the funds are exchangeable for Class A shares of any other AXA Enterprise Fund, which currently includes funds of the Corporation and funds comprising AXA Enterprise Funds Trust and AXA Enterprise Multimanager Funds Trust. Class A shares of any fund cannot be exchanged for Class B, C or Y shares of any other AXA Enterprise Fund.

Exchange of Class B Shares.    Class B shares of all funds are exchangeable for Class B shares of any other AXA Enterprise Fund. Class B shares of any fund cannot be exchanged for Class A, C or Y shares of any other AXA Enterprise Fund.

Exchange of Class C Shares.    Class C shares of all funds are exchangeable for Class C shares of any other AXA Enterprise Fund. Class C shares of any fund cannot be exchanged for Class A, B or Y shares of any other AXA Enterprise Fund.

Exchange of Class Y Shares.    Class Y shares of all funds are exchangeable for Class Y shares of any other AXA Enterprise Fund. Class Y shares of any fund cannot be exchanged for Class A, B or C shares of any other AXA Enterprise Fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount.

Shares of a fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other AXA Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the sale of shares of one fund and the purchase of shares of another AXA Enterprise Fund, which may produce a gain or loss for tax purposes.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Corporation reserves the right to redeem an account at its option upon not less than 45 days’ written notice if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions in Kind

The Corporation’s Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

The Corporation will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Corporation and each of its classes will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to each fund will include (i) all consideration received by the Corporation for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Corporation’s Board of Directors considers fair and equitable.

•

The liabilities belonging to each fund will include (i) the liabilities of the Corporation in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular fund which have been allocated as the Corporation’s Board of Directors considers fair and equitable.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

•

Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Directors.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Corporation’s calculations of net asset values for each applicable portfolio when the Corporation deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Corporation’s Board of Directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those traders.

When the Corporation writes a call option, an amount equal to the premium received by the Corporation is included in the Corporation’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Corporation enters into a closing purchase or sale transaction, the Corporation realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Corporation realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Directors or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Corporation. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. A fund that satisfies the requirements to be treated as a regulated investment company under Subchapter M of the Code (“RIC”) described below under “Qualification as a Regulated Investment Company,” will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses attributable to transactions after October 31 of a given year may be treated as arising on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or AXA Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders.    A special tax rule applies when a shareholder redeems or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Enterprise Fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the redemption or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the AXA Enterprise Fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund has elected to be, and intends to continue to qualify each taxable year for treatment as a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses or (c) securities of one or more QPTPs.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%); such dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

Distributions.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends from a fund (whether paid in cash or in additional fund shares) may be “qualified dividend income” (as described in the Prospectus (“QDI”) and also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest a fund receives, and gains it realizes on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate those taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and each fund reserves the right to make such investments as a matter of its investment policy.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Capital Stock

The authorized capital stock of the Corporation consists of 14,500,000,000 shares of Class A, Class B, Class C and Class Y Common Stock, par value $.001 per share. The shares of Common Stock are divided into series with each series representing a separate fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. New classes may be authorized by the Board from time to time as new funds with separate investment objectives and policies are established.

Each class of shares is entitled to participate in dividends and distributions declared by the respective funds and in net assets of such funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each class will bear its own distribution and shareholder servicing charges. The shares of each fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of any fund are entitled to redeem their shares as set forth in the Prospectus. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus.

Classes of Shares.    Each fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Directors of the Corporation. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series of the Corporation is required by law.

Shareholder Meetings.    The Corporation does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation may remove a Director through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Director at the written request of holders of 10% of the outstanding shares of the Corporation.

Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Corporation’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Corporation.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Corporation’s portfolio securities and other assets. Under the terms of the custody agreement between the Corporation and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Corporation, to deliver securities held by Chase, and to make payments for securities purchased by the Corporation. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Corporation.

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K. Street, N.W., Washington, D.C. 20006, serves as counsel to the Corporation. Alston & Bird LLP, One Atlantic Center, 1201 Peachtree Street, Atlanta, Georgia 30309, serves as counsel to the Independent Directors of the Corporation.

FINANCIAL STATEMENTS

The audited financial statements for the year ended October 31, 2006, including the financial highlights, appearing in the Corporation’s Annual Report to Shareholders, filed electronically with the SEC on January 9, 2007 (Accession No. 0001193125-06-00 3393), are incorporated by reference and made a part of this document.

APPENDIX A

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A- l by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

•	Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C 1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “T’ indicates a mid-range ranking and the modifier “Y’ indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

THE ENTERPRISE GROUP OF FUNDS, INC.

PORTFOLIO MANAGER INFORMATION

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND (“FUND”) GAMCO ASSET MANAGEMENT INC. (“ADVISER”)
Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Mario J. Gabelli	22	12.8	16	654	1,751	10.3	5	5.1	15	569	6	1.5

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with the distributor of funds affiliated with the Fund and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Fund even if using the distributor is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed October 31, 2006

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser to those funds will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of October 31, 2006

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mario Gabelli	X

THE ENTERPRISE GROUP OF FUNDS, INC.

PORTFOLIO MANAGER INFORMATION

AXA ENTERPRISE GROWTH FUND (“FUND”) MONTAG & CALDWELL, INC. (“ADVISER”)
Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald E. Canakaris	3	2.4	0	0	8	2.4	0	0	0	0	0	0

Description of Any Material Conflicts

Since all of the Adviser’s portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the Adviser’s handling of multiple accounts. The strategies are similar across the board since the Adviser manages only one product — large cap growth. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed October 31, 2006

The Executive Committee of the Adviser, consisting of Ronald E. Canakaris — Chairman and President and William A. Vogel — Chief Executive Officer, determines the compensation levels of the Firm’s officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients’ investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and executive responsibilities, Mr. Canakaris also serves as the Adviser’s Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of October 31, 2006

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Ronald E. Canakaris					X

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

THE ENTERPRISE GROUP OF FUNDS, INC.

PROXY VOTING POLICIES AND PROCEDURES

The Securities and Exchange Commission requires registered management investment companies to disclose how they vote proxies relating to portfolio securities they hold. Among the requirements is that mutual funds that invest in voting securities disclose in their Statement of Additional Information (“SAI”) the policies and procedures they use to determine how to vote proxies relating to portfolio securities they hold. Enterprise Capital Management, Inc. (the “Advisor”) seeks to ensure that all proxy proposals are voted in the best interests of shareholders of the respective portfolios (each, a “Fund”) of The Enterprise Group of Funds, Inc. The Advisor maintains a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Advisors or their affiliates.

Delegation to the Subadvisors

The Funds are managed by a portfolio/fund manager (each a “Subadvisor”). The Advisor believes that each Subadvisor is generally best suited to evaluate and vote proxies for the securities it acquires for its respective Fund. Therefore, it is the Advisor’s policy to delegate its proxy voting responsibility to the Subadvisor(s) of each Fund and to maintain substantial oversight to ensure that the Subadvisors have written policies that meet certain minimum standards, as follows:

1. The policies are reasonably designed to protect the best interests of the Fund.

2. The policies describe how the Subadvisor addresses material conflicts of interest between the interests of the Subadvisor or its affiliates and the interests of the Fund. If a Subadvisor identifies a material conflict of interest between itself and the interests of the Fund, the Subadvisor shall notify the Advisor at least annually and confirm how the conflict was resolved.

3. The Subadvisor’s proxy voting guidelines should address at least the following policies and issues:

•	The extent to which the Subadvisor delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted;

•	Policies regarding the extent to which the Subadvisor will support or give weight to the views of management of a portfolio company;

•	Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions;

•	Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

•	Stock option plans and other management compensation issues; and

•	Social and corporate responsibility issues.

4. Each Subadvisor is expected to deliver to the Advisor its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security

•	Exchange ticker symbol of the portfolio security

•	The CUSIP number of the portfolio security

•	The shareholder meeting date

•	A brief identification of the matter voted on

•	Whether the matter was proposed by the issuer or by a security holder

•	Whether the Fund cast its vote on the matter

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

The Advisor recognizes that where a Fund is co-managed, a Subadvisor may in some instances cast votes for a given security that conflict with a vote cast for the security by another Subadvisor to the same Fund. The Advisor will treat conflicting votes on a case-by-case basis, and will generally accept the discretion of each Subadviser to the extent that the vote is consistent with an otherwise acceptable voting policy of the Subadvisor.

The Advisor also recognizes that a Subadvisor may abstain from voting a proxy if the Subadvisor determines that the cost of voting a proxy exceeds the expected benefit to the Fund. In particular, the Advisor recognizes the following circumstances where voting might not be in the best interests of the Fund:

•	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Review by the Advisor

The Advisor shall annually review the proxy voting policy of each of its Subadvisors to ensure that each Subadvisor seeks the best interests of the Fund in voting proxies for the Fund it manages or co-manages, as described above.

Recordkeeping

Rule 30b1-4 under the Investment Company Act of 1940 requires each Fund to file its complete proxy voting record on an annual basis (for the most recent 12-month period ended June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Advisor has retained the services of Institutional Shareholder Services (“ISS”) to gather, store and file on Form N-PX the proxy votes from the Subadvisors. In addition, ISS posts this data on a public Web site, the address of which will be disclosed for the benefit of shareholders in the Statement of Additional Information of any Fund filing its annual registration statement update on or after July 1, 2004.

The Board of Directors of the Funds has approved this policy effective December 15, 2004.

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

Routine Matters

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

Compensation Issues

M&C will review on a case by case basis the following issues:

•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.

Social Issues

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.

Business Proposals

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in capitalization.

Shareholder Governance

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Provisions which require 66 2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.

We will generally vote AGAINST the following management proposals:

•	Super-majority provisions which require greater than 66 2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price that is derived from a fixed formula is offered to all shareholders.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors.

We will generally vote FOR shareholder proposals which:

•	Propose or support a majority of independent directors and/or independent audit, compensation, and nominating committees.

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66 2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

•	Eliminate a staggered board of directors.

Proxy Contests

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

Administrative Issues

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management, Inc. Gabelli Funds, LLC, Gabelli Securities, Inc. and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.    Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.    Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.    Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.    Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.    Voting Procedures

1.	Custodian banks, outside brokerage firms and Gabelli & Companies clearing firms are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (VAFs) — Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.	In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.	VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.	Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7.	If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION.”

b)	The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)	Articles of Incorporation (1)

(a)(i)	Articles of Amendment to the Registrant’s Articles of Incorporation to Change Name. (2)

(a)(ii)	Articles of Amendment to Registrant’s Articles of Incorporation (3)

(a)(iii)	Articles Supplementary to the Registrant’s Articles of Incorporation (3)

(b)	By-Laws (1)

(b)(i)	Amendment No. 1 to the By-Laws of the Registrant. (4)

(c)	None other than provisions contained in Exhibit (a) and (b).

(d)	Investment Advisory Contracts

(d)(i)	Investment Adviser’s Agreement between the Registrant and Enterprise Capital Management, Inc. (“Enterprise Capital”), dated as of December 28, 2004- (3)

(d)(i)(a)	Amendment No. 1 dated October 1, 2005 to the Investment Adviser’s Agreement between the Registrant and Enterprise Capital, dated as of December 2004 (3)

(d)(ii)(a)	Interim Investment Management Agreement between the Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) with respect to the Money Market Fund, dated as of December 28, 2004. (2)

(d)(ii)(b)	Investment Management Agreement between the Registrant and AXA Equitable with respect to the Money Market Fund, dated as of February 16, 2005. (2)

(d)(iii)(a)	Investment Advisory Agreement between Enterprise Capital and Barrow, Hanley, Mewhinney & Strauss, Inc., with respect to the Deep Value Fund, dated as of December 28, 2004. (2)

(d)(iii)(b)	Investment Advisory Agreement between Enterprise Capital and Boston Advisors, Inc., with respect to the Equity Income Fund and Short Duration Bond Fund, dated as of December 28, 2004. (2)

(d)(iii)(c)	Investment Advisory Agreement between Enterprise Capital and Caywood-Scholl Capital Management, with respect to the High-Yield Bond Fund, dated as of December 28, 2004. (2)

(d)(iii)(d)	Investment Advisory Agreement between Enterprise Capital and Eagle Asset Management, Inc., with respect to the Small Company Growth Fund, dated as of December 28, 2004. (2)

(d)(iii)(e)	Investment Advisory Agreement between Enterprise Capital and Fred Alger Management, Inc., with respect to the Technology Fund, dated as of December 28, 2004. (2)

(d)(iii)(f)	Investment Advisory Agreement between Enterprise Capital and GAMCO Investors, Inc., with respect to the Mergers and Acquisitions Fund and the Small Company Value Fund, dated as of December 28, 2004. (2)

(d)(iii)(f)(a)	Amendment No. 1 dated September 9, 2005 to Investment Advisory Agreement between Enterprise Capital and GAMCO Investors, Inc., dated as of December 28, 2004, with respect to the AXA Enterprise Mergers and Acquisitions Fund -(3)

(d)(iii)(g)	Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management Inc., with respect to the Money Market Fund, dated as of December 28, 2004. (2)

(d)(iii)(h)	Investment Advisory Agreement between Enterprise Capital and Marsico Capital Management, LLC, with respect to the Capital Appreciation Fund, dated as of December 28, 2004. (2)

(d)(iii)(i)	Investment Advisory Agreement between Enterprise Capital and MBIA Capital Management Corporation, with respect to the Tax-Exempt Income Fund, dated as of December 28, 2004. (2)

(d)(iii)(j)	Investment Advisory Agreement between Enterprise Capital and Montag & Caldwell, Inc. (“Montag”) with respect to the Growth Fund and the Multi-Cap Growth Fund, dated as of December 28, 2004. (2)

(d)(iii)(j)(a)	Amendment No. 1 dated June 3, 2005 to the Investment Advisory Agreement between Enterprise Capital and Montag with respect to the AXA Enterprise Growth Fund, dated as of December 28, 2004. (4)

(d)(iii)(j)(b)	Amendment No. 2 dated July 29, 2005 to the Investment Advisory Agreement between Enterprise Capital and Montag with respect to the AXA Enterprise Growth Fund, dated as of December 28, 2004. (4)

(d)(iii)(j)(c)	Amendment No. 3 dated September 3, 2005 to the Investment Advisory Agreement between Enterprise Capital and Montag with respect to the AXA Enterprise Growth Fund dated as of December 28, 2004. (4)

(d)(iii)(j)(d)	Amendment No. 4 dated March 16, 2006 to the Investment Advisory Agreement between Enterprise Capital and Montag with respect to the AXA Enterprise Growth Fund dated as of December 28, 2004 – Filed herewith.

(d)(iii)(k)	Investment Advisory Agreement between Enterprise Capital and Pacific Investment Management Company, LLC, with respect to the Total Return Fund, dated as of December 28, 2004. (2)

(d)(iii)(l)	Investment Advisory Agreement between Enterprise Capital and Rockefeller & Co., Inc., with respect to the Global Socially Responsive Fund, dated as of December 28, 2004. (2)

(d)(iii)(m)	Investment Advisory Agreement between Enterprise Capital and Sanford C. Bernstein & Co., LLC, with respect to the Global Financial Services Fund, dated as of December 28, 2004. (2)

(d)(iii)(n)	Investment Advisory Agreement between Enterprise Capital and SSgA Funds Management, Inc., with respect to the International Growth Fund, dated as of December 28, 2004. (2)

(d)(iii)(o)	Investment Advisory Agreement between Enterprise Capital and TCW Investment Management Company, with respect to the Equity Fund and the Government Securities Fund, dated as of December 28, 2004. (2)

(d)(iii)(p)	Investment Advisory Agreement between Enterprise Capital and UBS Global Asset Management (Americas), Inc., with respect to the Growth and Income Fund, dated as of December 28, 2004. (2)

(d)(iii)(q)	Investment Advisory Agreement between Enterprise Capital and Wellington Management Company, LLP, with respect to the Managed Fund, dated as of December 28, 2004. (2)

(e)	Underwriting Contracts

(e)(i)	Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc., dated as of December 28, 2004 with respect to the Class A, B, C and Y shares. (2)

(e)(i)(a)	Amendment No. 1 dated September 9, 2005 to the Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc., dated as of December 28, 2004 with respect to Class A, B, C and Y shares (3)

(g)	Global Custody Agreement between JP Morgan Chase Bank N.A. and Registrant, dated as of December 28, 2004. (2)

(h)	Other Material Contracts

(h)(i)	Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 28, 2004. (2)

(h)(ii)	Mutual Funds Service Agreement between the Registrant and AXA Equitable, dated as of December 28, 2004. (2)

(h)(iii)	Expense Limitation Agreement between Enterprise Capital and the Registrant, dated as of December 28, 2004. (2)

(h)(iii)(a)	First Amended and Restated Expense Limitation Agreement dated as of September 9, 2005 between Enterprise Capital and the Registrant (3)

(h)(iii)(b)	Amendment No. 1 to the First Amended and Restated Expense Limitation Agreement dated as of September 9, 2005 between Enterprise Capital and the Registrant – Filed herewith.

(h)(iv)	Service Agreement for Fund Accounting and Compliance Services among AXA Equitable Life Insurance Company (“AXA Equitable”) and J.P. Morgan Investor Services (“J.P. Morgan”) dated as of November 1, 2004 . (4)

(i)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered – Filed herewith.

(j)	Other Consents

(j)(i)	Consent of PricewaterhouseCoopers LLP -Filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plans

(m)(i)	Distribution Plan Pursuant to Rule 12b-1 with respect to Class A shares of the Registrant. (2)

(m)(ii)	Distribution Plan Pursuant to Rule 12b-1 with respect to Class B shares of the Registrant. (2)

(m)(iii)	Distribution Plan Pursuant to Rule 12b-1 with respect to Class C shares of the Registrant. (2).

(n)	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. (2)

(n)(i)	Amended and Restated Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. (4)

(p)	Code of Ethics

(p)(i)	Code of Ethics of the Registrant and Enterprise Capital Management, Inc. (2)

(p)(i)(a)	Amended and Restated Code of Ethics of the Registrant and Enterprise Capital Management, Inc. (3)

(p)(ii)	Code of Ethics of AXA Equitable. (2)

Code of Ethics of Enterprise Fund Distributors, Inc. (2)

(p)(iii)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 17, 2005. (2)

(p)(iv)	Code of Ethics of Boston Advisors, Inc., dated December 21, 2004. (2)

(p)(v)	Code of Ethics of Caywood-Scholl Capital Management, LLC, dated January 2004. (2)

(p)(vi)	Code of Ethics of Eagle Asset Management, Inc., dated February 5, 2004. (2)

(p)(vii)	Code of Ethics of Fred Alger Management, Inc., dated May 11, 2004. (2)

(p)(viii)	Code of Ethics of GAMCO Investors, Inc., dated September 2004. (2)

(p)(viii)(a)	Revised Code of Ethics of GAMCO Investors, Inc., dated February 16, 2006 – Filed herewith.

(p)(ix)	Code of Ethics of J.P. Morgan Investment Management Inc., dated February 1, 2005. (2)

(p)(x)	Code of Ethics of Marsico Capital Management, LLC, dated February 1, 2005. (2)

(p)(xi)	Code of Ethics of MBIA Capital Management Corporation, dated June 30, 2004. (2)

(p)(xii)	Code of Ethics of Montag & Caldwell, Inc., dated December 2004. (2)

(p)(xii)(a)	Revised Code of Ethics of Montag & Caldwell, Inc., dated February 16, 2006 – Filed herewith.

(p)(xiii)	Code of Ethics of Pacific Investment Management Company, LLC, dated January 6, 2005. (2)

(p)(xiii)(a)	Appendix II to the Code of Ethics of Pacific Investment Management Company, LLC, dated January 6, 2005. (2)

(p)(xiii)(b)	Appendix III to the Code of Ethics of Pacific Investment Management Company, LLC, dated January 6, 2005. (2)

(p)(xiii)(c)	Appendix IV to the Code of Ethics of Pacific Investment Management Company, LLC, dated January 6, 2005. (2)

(p)(xiv)	Code of Ethics of Rockefeller & Co., Inc., dated February 1, 2005. (2)

(p)(xiv)(a)	Supplement to the Code of Ethics of Rockefeller & Co., Inc., dated February 1, 2005. (2)

(p)(xv)	Code of Ethics of Alliance Capital Management L.P., (which also applies to Sanford C. Bernstein & Co., LLC), dated October 2004. (2)

(p)(xv)(a)	Supplemental Code of Ethics of Sanford C. Bernstein & Co., LLC, dated June 2003. (2)

(p)(xvi)	Code of Ethics of SSgA Funds Management, Inc., dated March 2004. (2)

(p)(xvii)	Code of Ethics of TCW Investment Management Company, dated April 2004. (2)

(p)(xviii)	Code of Ethics of UBS Global Asset Management (Americas), Inc. and UBS Global Asset Management (U.S.), Inc., dated September 6, 2004. (2)

(p)(xix)	Code of Ethics of Wellington Management Company, LLP, dated January 1, 2005. (2)

Other Exhibits

Powers of Attorney (1)

Power of Attorney of Lawrence S. Kash (3)

1.	Incorporated herein by reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2004. (File No. 002-28097)
2.	Incorporated herein by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A filed on April 26, 2005. (File No. 002-28097)
3.	Incorporated herein by reference to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2005 (File No. 002-28097)
4.	Incorporated herein by reference to Post-Effective Amendment No. 80 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2006 (File No. 002-28097)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

There are no persons controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION.

Article VI of the Articles of Incorporation states:

(4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Article 7 of the By-Laws states

Each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporate Law, except that such indemnity shall not protect any such person against any liability for Disabling Conduct. Disabling Conduct includes (a) liability in connection with any proceeding in which it is determined that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the director or officer actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful, and (b) acts or omissions which would subject the officer or director to liability to the Corporation or any security holders arising from the officer’s or director’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a final decision on the merits by a court or other body before whom the proceeding was brought that the officer or director seeking indemnification was not liable on the merits or was not liable by reason of Disabling Conduct, the decision by the Corporation to indemnify such person must be based upon a reasonable determination, after review of the facts, by independent legal counsel in a written opinion or by the vote of a majority of a quorum of the directors who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-party independent directors”), that such officer or director was not liable by reason of Disabling Conduct.

Each officer and director of the Corporation claiming indemnification within the scope of this Article 7 shall be entitled to advances from the Corporation for payment of the reasonable expenses (including attorney’s fees) incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under Maryland General Corporate Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that in order to advance expenses for the defense of a proceeding brought by the Corporation or its security holders at least one of the following additional conditions must be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Any indemnification, or payment of expenses in advance of the final disposition of any action, suit or proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification and advances hereunder shall be enforceable by the director or officer in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The costs and expenses of the director or officer incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the director or officer of such person’s good faith believe that the standard of conduct necessary for indemnification by the Corporation has been met.

The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Corporation.

The indemnification and advance of expenses provided hereunder shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of security holders or non-party independent directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of heirs, executors and administrators of such person. The Corporation shall not be liable for any payment hereunder in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise. The right to indemnification and advances for expenses conferred hereunder to directors and officers shall be a contract right and shall not be affected adversely to any director officer by any amendment of these bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these bylaws.

The Corporation shall indemnify, make advances, or purchase insurance to the extent provided in this Article 7 on behalf of an employee or agent who is not an officer or director of the Corporation.

Investment Management Agreement between the Registrant and Enterprise Capital states:

(10) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to Enterprise or to any shareholder or shareholders of Enterprise for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Adviser hereunder.

Sections 5.A and 5.B. of the Registrant’s Investment Sub-advisory Agreements state:

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Corporation as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Corporation, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Corporation by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Corporation shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Corporation.

C. If any losses are suffered by the Manager or its beneficiaries as a result of any act or omission of a custodian, broker, dealer or other service provider, the Manager will seek any recovery or pursue any remedy available to it against such custodian, broker, dealer or service provider as appropriate, and the Adviser shall provide reasonable assistance and cooperation to the Manager in its pursuit of such remedy but the Adviser otherwise shall have no other responsibility relating thereto.

Paragraph 10 of the Registrant’s Distribution Agreement states:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Corporation on behalf of the Funds agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or a Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Corporation and the Funds against any and all claims, demands, liabilities and expenses which the Corporation or a Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not been authorized by the Corporation or a Fund in its prospectus or in this Agreement.

The Distributor agrees to indemnify the Corporation and the Funds against any and all claims, demands, liabilities and expenses which the Corporation or the Funds may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or a Fund in connection therewith by or on behalf of the Distributor.

Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Funds’ transfer agent(s), or for any failure of any such transfer agent to perform its duties.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

Limitation of Liability of Indemnification

(a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Corporation, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable's part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable's (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Corporation shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Corporation, and which have been prepared or maintained by the Corporation or any third party on behalf of the Corporation;

(iii) the Corporation's refusal or failure to comply with the terms of this Agreement or the Corporation's lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Corporation hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Corporation;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Corporation in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Corporation or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Corporation prior to the effective date of this Agreement;

(viii) any failure of the Corporation's registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Corporation's prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Corporation, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Corporation has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Corporation, its Funds, investment advisers, or Corporation distributors.

The Corporation shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Corporation has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Corporation is required to indemnify AXA Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Enterprise Capital is a registered investment adviser and serves as manager for all funds of the Registrant. The description of Enterprise Capital under the caption of “Management Team” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of Enterprise Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-27181) is incorporated herein by reference. Enterprise Capital, with the approval of the Registrant’s board of directors, selects sub-advisers for each fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the funds.

GAMCO Asset Management, Inc. serves as a sub-adviser to AXA Enterprise Mergers and Acquisitions Fund. The description of GAMCO Asset Management, Inc. under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of GAMCO Asset Management, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) is incorporated herein by reference.

Montag & Caldwell, Inc. serves as a sub-adviser to AXA Enterprise Growth Fund. The description of Montag & Caldwell, Inc. under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Montag & Caldwell, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15398) is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Enterprise Fund Distributors, Inc. (“EFD”) is the principal underwriter. EFD also serves as a principal underwriter for the following entities: AXA Enterprise Multimanager Funds Trust and AXA Enterprise Funds Trust.

(b) Set forth below is certain information regarding the directors and officers of EFD. Except as indicated otherwise, the business address of the persons listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326.

ENTERPRISE FUND DISTRIBUTORS, INC.

NAME	POSITIONS AND OFFICES WITH ENTERPRISE FUND DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT

DIRECTORS
Steven M. Joenk	Director	Director, President and Chief Executive Officer
Mary Cantwell	Director

*John A. Schilt, Jr.	Director

OFFICERS
Steven M. Joenk	Chairman of the Board	Director, President and Chief Executive Officer

*John A. Schilt, Jr.	President

Mary Toumpas	Vice President and Compliance Officer

*Patricia A. Cox	Senior Vice President	Vice President and Anti-Money Laundering Compliance Officer

*Robert V. Ippolito	Senior Vice President - Eastern Region

NAME	POSITIONS AND OFFICES WITH ENTERPRISE FUND DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT
*Alan Patterson	Senior Vice President-Retirement Plans

*Sean Nicholason	Vice President-Marketing

Kenneth T. Kozlowski	Treasurer	Chief Financial Officer and Treasurer

Linda Galasso	Secretary
Dan McGinley	Senior Vice President-Western Region

Jennifer Caifano	Controller
Brian Vislusky	Vice President-Information Technology

Catharine Young	Director of Compliance
Francesca Divone	Assistant Secretary
Patricia Louie	Assistant Secretary	Vice President and Assistant Secretary

(c)	Inapplicable.

ITEM 28. LOCATION AND ACCOUNTS AND RECORDS.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

JPMorgan Chase Bank
4 Chase MetroTech Center
Brooklyn, New York 11245

Prior to November 1, 2004, the Trust's custodian was:

State Street Bank and Trust Company
1776 Heritage Drive
The John Adams Building
North Quincy, MA 02171

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained tat the offices of the Registrant's Manager or Sub-Administrator:

AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, New York 10104

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, MA 02108

(c)	With respect to Rules 31a-1(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Advisers:

AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, NY 10104

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, N.E.,
Suite 450
Atlanta, GA 30326

GAMCO Asset Management, Inc.
One Corporate Center
Rye, NY 10580

Montag & Caldwell, Inc.
3455 Peachtree Road, N.E. Suite 1200
Atlanta, GA 30326-3248

ITEM 29. MANAGEMENT SERVICES.

Inapplicable.

ITEM 30. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 81 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 27th day of February 2007.

THE ENTERPRISE GROUP OF FUNDS, INC.

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	President and Chief Executive Officer	February 27, 2007

/s/ Kenneth T. Kozlowski* Kenneth T. Kozlowki	Chief Financial Officer and Treasurer	February 27, 2007

/s/ Arthur Dietz* Arthur T. Diez	Director Emeritus	February 27, 2007

/s/ Arthur Howell* Arthur Howell	Director Emeritus	February 27, 2007

/s/ Lonnie H. Pope* Lonnie H. Pope	Director	February 27, 2007

/s/ William A. Mitchell* William A. Mitchell	Director	February 27, 2007

/s/ Lawrence S. Kash* Lawrence S. Kash	Director	February 27, 2007

*By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

THE ENTERPRISE GROUP OF FUNDS, INC.

Post Effective Amendment No. 81

Exhibit Index

(d)(iii)(j)(d)	Amendment No. 4 dated March 16, 2006 to the Investment Advisory Agreement between Enterprise Capital and Montag with respect to the AXA Enterprise Growth Fund dated as of December 28, 2004.

(h)(iii)(b)	Amendment No. 1 to the First Amended and Restated Expense Limitation Agreement dated as of September 9, 2005 between Enterprise Capital and the Registrant.

(i)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered.

(j)(i)	Consent of PricewaterhouseCoopers LLP.

(p)(viii)(a)	Revised Code of Ethics of GAMCO Investors, Inc., dated February 16, 2006.

(p)(xii)(a)	Revised Code of Ethics of Montag & Caldwell, Inc., dated February 6, 2006.